                                                                EXHIBIT 10.11

                        AURORA BIOSCIENCES CORPORATION

                      PREFERRED STOCK PURCHASE AGREEMENT

                                MARCH 8, 1996

SECTION 1  Sale of Shares....................................................1
      1.2 Closing Date.......................................................1
      1.3 Delivery...........................................................2

SECTION 2  Representations and Warranties of the Company.....................2
      2.1 Organization and Standing..........................................2
      2.2 Corporate Power....................................................3
      2.3 Subsidiaries.......................................................3
      2.4 Capitalization.....................................................3
      2.5 Authorization......................................................4
      2.6 Contracts and Other Commitments....................................5
      2.7 Compliance with Other Instruments, etc.............................5
      2.8 Litigation, etc....................................................5
      2.9 Registration Rights................................................6
      2.10 Permits...........................................................6
      2.11 Governmental Consent, etc.........................................6
      2.12 Disclosure........................................................6
      2.13 Offering..........................................................7
      2.14 Liabilities.......................................................7
      2.15 Changes...........................................................7
      2.16 Title to Properties and Assets; Liens, Leases, etc................9
      2.17 Patents and Trademarks............................................9
      2.18 Tax Returns; Taxes...............................................10
      2.19 Employees........................................................10
      2.20 No Defaults......................................................11
      2.21 Insurance........................................................11
      2.22 Brokers or Finders...............................................12
      2.23 Environmental and Safety Laws....................................12
      2.24 No Dividends.....................................................12
      2.25 Employee Benefit Plan Obligations................................12
      2.26 Qualification as a Qualified Small Business......................12
      2.27 Financial Statements.............................................12
      2.28 Transactions with Affiliates.....................................12
      2.29 Proprietary Information and Inventions Agreements................13
      2.30 U.S. Real Property Holding Corporation...........................13

SECTION 3  Investment Representations.......................................13
      3.1 Power and Authority...............................................13
      3.2 Due Execution.....................................................13
      3.3 Experience; Accredited Investor...................................14
      3.4 Investment........................................................14
      3.5 Rule 144..........................................................14
      3.6 No Public Market..................................................14


                                       i.

      3.7 Disclosure of Information.........................................14
SECTION 4  Conditions of the Purchaser's Obligations at Closing ............15
      4.1 Representations and Warranties....................................15
      4.2 Covenants.........................................................15
      4.3 No Material Adverse Change........................................15
      4.4 Securities Laws...................................................15
      4.5 Compliance Certificate............................................15
      4.6 Opinion of Counsel................................................15
      4.7 Investors' Rights Agreement.......................................15
      4.8 Proceedings and Documents.........................................15
      4.9 Supporting Documents..............................................16
      4.10 Management Rights Agreements.....................................16
      4.11 Voting Agreement.................................................16
      4.12 Amendment to Employment Agreement................................17
      4.13 Charter..........................................................17
      4.14 Bylaws...........................................................17
      4.14 Proprietary Information Agreements...............................17
      4.15 Election of Directors............................................17
      4.16 Certificate as to Disqualified Persons...........................17
      4.18 Fees of Purchasers' Counsel......................................17

SECTION 5  Conditions of the Company's Obligations at Closing...............18
      5.1 Representations and Warranties....................................18
      5.2 Covenants.........................................................18

SECTION 6  Miscellaneous....................................................18
      6.1 Governing Law.....................................................18
      6.2 Successors and Assigns............................................18
      6.3 Entire Agreement..................................................18
      6.4 Notices, etc......................................................18
      6.5 Expenses..........................................................19
      6.6 Counterparts......................................................19
      6.7 Severability......................................................19
      6.8 Survival of Agreements............................................19
      6.9 Brokerage.........................................................19
      6.10 Amendments.......................................................20


                                      ii.

EXHIBIT
A     RESTATED CERTIFICATE OF INCORPORATION
B     SCHEDULE OF EXCEPTIONS
C     INVESTORS' RIGHTS AGREEMENT
D     FORM OF MANAGEMENT RIGHTS LETTER
E     FORM OF VOTING AGREEMENT
F     FORM OF PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT
G     FORM OF LEGAL OPINION OF COMPANY COUNSEL


                                      iii.

                        AURORA BIOSCIENCES CORPORATION

                      PREFERRED STOCK PURCHASE AGREEMENT

      THIS AGREEMENT is made as of March 8, 1996 between Aurora Biosciences Corporation, a Delaware corporation (the "COMPANY"), with its principal office at 1020 Prospect Street, Suite 405, La Jolla, California 92037, and the purchasers listed on Schedule A hereto who execute this Agreement (each a "Purchaser", and collectively, the "Purchasers").

      WHEREAS, the Company has authorized the issuance and sale of up to 10,239,115 shares of its Series A Preferred Stock (the "SERIES A PREFERRED"), 555,555 shares of Series B Preferred Stock (the "SERIES B PREFERRED"), and 750,000 shares of Series C Preferred Stock (the "SERIES C PREFERRED") (collectively, the "SHARES") having the rights, preferences, privileges and restrictions set forth in the Restated Certificate of Incorporation of the Company in the form attached to this Agreement as Exhibit A (the "RESTATED CERTIFICATE").

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

                                  SECTION 1

                                SALE OF SHARES

         1.1 SALE OF SHARES. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined), each Purchaser (severally but not jointly) agrees to purchase from the Company, and the Company agrees to sell and issue, shares of Preferred Stock of the Company being of the number, Series, and price per share as set forth opposite each Purchaser's name on Schedule A hereto.

      1.2 CLOSING DATE. The purchase and sale of the Shares hereunder shall take place in up to three (3) closings, each of which shall be held at the law offices of Cooley Godward Castro Huddleson & Tatum, 4365 Executive Drive, Suite 1100, San Diego, California 92121. The first closing of such purchase and sale hereunder, at which the shares of Series A Preferred to be purchased and sold hereunder shall be so purchased and sold (the "FIRST CLOSING"), shall be held on the date of this Agreement or at such other time upon which the Company and the Purchasers participating in the First Closing shall agree. The closing of the purchase and sale of the Series B Preferred hereunder (the "SERIES B CLOSING") and the closing of the purchase and sale of the Series C Preferred hereunder (the "SERIES C CLOSING") (the Series B Closing and the Series C Closing are hereinafter collectively referred to as the "SUBSEQUENT Closings" and the First Closing and the Subsequent Closings are hereinafter collectively referred to as the "Closings") shall be held as soon as practicable but in each case not more than thirty (30) days following the date hereof as agreed upon by the Company and Purchasers purchasing at least a majority of the Shares to be purchased and sold in such Subsequent closing.

      Upon delivery of a duly executed copy of this Agreement, the Investor's Rights Agreement (defined below) and the Voting Agreement (defined below), any purchaser of Shares at a Subsequent Closing shall be deemed to be a party to this Agreement, the Investors' Rights Agreement and the Voting Agreement, such purchaser shall be deemed to be a "Purchaser" for purposes of this Agreement, a "Stockholder" for purposes of the Investor's Rights Agreement and a "Purchaser" for purposes of the Voting Agreement, and the Shares acquired by such purchaser shall be deemed to have been acquired pursuant to this Agreement.

      1.3 DELIVERY. At each Closing, the Company will deliver to each Purchaser purchasing Shares in such Closing a certificate representing the Shares being purchased upon payment of the aggregate purchase price therefor (as set forth opposite each Purchaser's name on Schedule A hereto) by (i) check payable to the order of the Company, (ii) wire transfer of immediately available funds made payable to the order of the Company or (iii) cancellation of outstanding principal and accrued interest under promissory notes issued by the Company, or any combination of the foregoing, as provided on Schedule A.

                                  Section 2

                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  Except as set forth in the Schedule of Exceptions attached hereto as Exhibit B, the Company hereby represents and warrants to the Purchasers as follows:

         2.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power to own and operate its assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation, and is in good standing, under the laws of all jurisdictions where the nature of its business requires such qualification or where the failure to so qualify would have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" shall mean material adverse effect on the Company's business as presently conducted or planned to be conducted or the Company's financial condition, operations or prospects.

         2.2 CORPORATE POWER. The Company has, and at the time of each Closing will have, all requisite legal and corporate power to execute and deliver this Agreement, the Investors' Rights Agreement in substantially the form attached hereto as Exhibit C (the "INVESTORS' RIGHTS AGREEMENT"), the Management Rights letter agreements between the Company and certain of the Purchasers substantially in the form attached hereto as Exhibit D (the "MANAGEMENT RIGHTS AGREEMENTS") and the Voting Agreement in substantially the form attached hereto as Exhibit E (this Agreement, the Investors' Rights Agreement, the Management Rights Agreements and the Voting Agreement are hereinafter collectively referred to as the "AGREEMENTS"), to sell and issue the Shares under this Agreement, to issue the Common Stock issuable upon conversion of the Shares and to carry out and perform its obligations under the terms of the Agreements, including all exhibits and schedules hereto and thereto.

         2.3 SUBSIDIARIES. The Company does not own (of record or beneficially) or control, directly or indirectly, any equity interest in any other corporation, association or business entity (other than investments in marketable securities). The Company is not a participant in any joint venture, partnership or similar arrangement.

         2.4 CAPITALIZATION. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, of which 2,508,500 shares will be issued and outstanding immediately prior to the First Closing, and 25,000,000 shares of Preferred Stock, of which 10,500,000 are designated Series A Preferred Stock, 600,000 are designated Series B Preferred Stock, and 800,000 are designated Series C Preferred Stock, none of which will be issued and outstanding immediately prior to the First Closing. No other shares of capital stock or other securities of the Company are outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable and have been offered, issued, sold and delivered by the Company in compliance with applicable federal and state securities laws. The Shares have the rights, preferences and privileges set forth in the Restated Certificate, and all such rights, preferences and privileges are valid, binding and enforceable in accordance with all applicable laws. The stockholders of record and holders of subscriptions, warrants, options, convertible securities and other rights to purchase or otherwise acquire equity securities of the Company, and the number of shares of Common Stock and the number of such subscriptions, warrants, options, convertible securities, and other such rights held by each are as set forth in Exhibit B. All of the outstanding shares of stock held by each such holder are subject to vesting as described in Exhibit B, and the Company has the right to repurchase unvested shares upon the termination of such holder's employment or other business relationship with the Company at the original purchase price per share paid to the Company by such holder. The Company has reserved 1,000,000 shares of its Common Stock (the "Reserved Shares") for issuance pursuant to the Company's 1996 Stock Plan. Except for the transactions contemplated in the Agreements, the conversion privileges of the Company's

Series A, Series B and Series C Preferred Stock specified in the Restated Certificate, and as set forth in Exhibit B, there are no options, warrants, conversion privileges or other rights or agreements presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities of the Company and there is no commitment by the Company to issue shares, options, warrants, convertible securities or other rights to purchase or otherwise acquire shares of the Company's capital stock or other securities of the Company. Except as set forth in Section 45 of the Company's Bylaws and as contemplated by the Agreements or as provided for in Exhibit B, to the best of the Company's knowledge, there are no voting trusts or agreements, stockholders' agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to securities of the Company (whether or not the Company is a party thereto). The Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities.

      2.5 AUTHORIZATION. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of the Agreements by the Company, the authorization, sale, issuance and delivery of the Shares (and the Common Stock issuable upon conversion of the Shares) and the performance of the Company's obligations under the Agreements has been taken or will be taken prior to the First Closing. The Agreements, when executed and delivered by the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, general equity principles and limitations upon rights to indemnity. This Agreement has been duly executed and delivered by the Company. The Shares, when issued in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable and will be free and clear of all liens, encumbrances or restrictions imposed by or through the Company. The Common Stock issuable upon conversion of the Shares has been duly and validly reserved and, when issued in compliance with the provisions of the Restated Certificate, will be duly and validly issued, fully paid and nonassessable and will be free and clear of all liens, encumbrances or restrictions imposed by or through the Company. The issuance of the Shares (and the Common Stock issuable upon conversion of the Shares) is not subject to any preemptive rights, rights of first refusal or similar rights that have not been waived; provided, however, that the Shares (and the Common Stock issuable upon conversion of the Shares) are subject to a right of first refusal as set forth in Section 45 of the Company's Bylaws, and may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein.

      2.6 CONTRACTS AND OTHER COMMITMENTS. The Company does not have any contract, agreement, lease, commitment, or proposed transaction, written or oral, absolute or contingent, other than contracts for the purchase of supplies and services that were entered into in the ordinary course of business and that do not involve more than $25,000 individually or $50,000 in the aggregate. For the purpose of this paragraph, employment and consulting contracts (including any severance arrangements), license agreements and any other agreements relating to the acquisition or disposition of the Company's technology (other than pursuant to the Company's standard form of Proprietary Information and Inventions Agreement (the "PROPRIETARY INFORMATION AGREEMENT")) shall not be considered to be contracts entered into in the ordinary course of business. The Company is not a party to or bound by any judgment, order, writ or decree restricting or affecting the development, manufacture or distribution of the Company's products or services or proposed products or services or limiting or restricting the Company's right to compete with any person in any respect.

      2.7 COMPLIANCE WITH OTHER INSTRUMENTS, ETC. The Company is not, and will not by virtue of entering into and performing the Agreements and the transactions contemplated thereunder be, in violation (with or without the passage of time or giving of notice or both) of any term of the Restated Certificate or its Bylaws or any term or provision of any material mortgage, indenture, contract, agreement, instrument, judgment or decree to which it is a party or by which it is bound, and is not, and will not by virtue of entering into and performing the Agreements and the transactions contemplated thereunder be, in violation of any material order, statute, rule or regulation applicable to the Company, other than any of the foregoing such violations that do not impair the Company's ability to enter into or perform its obligations under the Agreements or which, either individually or in the aggregate, do not have a Material Adverse Effect. Entering into and performing the Agreements and the transactions contemplated thereunder by the Company will not result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company or its properties or business.

      2.8 LITIGATION, ETC. There is neither pending nor, to the Company's knowledge and belief, threatened any action, suit, proceeding, investigation, governmental inquiry, or claim, or any basis therefor or threat thereof, whether or not purportedly on behalf of the Company, to which the Company is or may be named as a party or its property is or may be subject or, to the Company's knowledge, to which any officer, key employee, key consultant, or principal shareholder of the Company is subject; and the Company has no knowledge (i) of any unasserted claim, the assertion of which is likely and which, if asserted, will seek damages, an injunction or other legal, equitable, monetary or nonmonetary relief, which claim individually or collectively with other such unasserted claims if granted would have a Material Adverse Effect, or (ii) that there exists, or there is pending or planned, any patent, trademark, tradename, invention, device, application or principle, or any statute, rule, law, regulation, standard or code which would result in a Material Adverse Effect. There is no pending or, to the Company's knowledge and belief, threatened claim or litigation against or affecting the Company contesting, or which if adversely determined might materially impair, its right to produce, manufacture, sell or use any product, process, method, substance, part or other material presently produced, manufactured, sold or used or planned to be produced, manufactured, sold or used by the Company in connection with the operations of the Company. The Company has no current plans to initiate any action, suit or proceeding.

         2.9 REGISTRATION RIGHTS. Except as set forth in the Investors' Rights Agreement, the Company is not under any obligation to register (as defined in the Investors' Rights Agreement), and has not granted any rights to register, any of its presently outstanding securities or any of its securities that may hereafter be issued.

         2.10 PERMITS. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it and as proposed to be conducted, the lack of which would have a Material Adverse Effect. The Company is not in default or violation in any material respect under any of such franchises, permits, licenses, or other similar authority, and the execution and delivery of the Agreements will not result in any such default or violation, with or without the passage of time or giving of notice or both.

         2.11 GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Agreements, or the offer, sale or issuance of the Shares (and the Common Stock issuable upon conversion of the Shares) or the consummation of any other transaction contemplated thereby, except the filing of the Restated Certificate in the Office of the Secretary of State of the State of Delaware and the qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares (and the Common Stock issuable upon conversion of the Shares) under the California Corporate Securities Law, which filing and qualification, if required, will be accomplished in a timely manner prior to or promptly upon completion of the First Closing.

         2.12 DISCLOSURE. The Company has provided each Purchaser with all the information reasonably available to it without undue expense that such Purchaser has requested or could reasonably be expected to be material in deciding whether to purchase the Shares. The Agreements and the Exhibits thereto as well as any other document, certificate, schedule, financial, business or other statement furnished to such Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby, including, without limitation, the Business Plan dated January 8, 1996, do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained herein or therein not misleading; provided, however, that with respect to any projections, expressions of opinion, forecasts, predictions or the like (collectively, "Projections") contained in such Business Plan, the Company represents only that such Projections were made in good faith and that the Company believes there is a reasonable basis therefor.

      2.13 OFFERING. Subject to the accuracy of the representations set forth in
Section 3 hereof, the offer, sale and issuance of the Shares pursuant to this Agreement and the issuance of the Common Stock to be issued upon conversion of the Shares constitute transactions exempt from the registration requirements of
Section 5 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

      2.14 LIABILITIES. The Company has no indebtedness for borrowed money that the Company has directly or indirectly created, incurred, assumed, or guaranteed, or with respect to which the Company has otherwise become directly or indirectly liable, other than obligations not in excess of $25,000 individually or in the aggregate. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

      2.15 CHANGES. Since December 31, 1995, there has not been:

         (a) any change in the assets, liabilities, financial condition, or operating results of the Company except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

         (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

         (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

         (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

         (e) to the best of the Company's knowledge, any material change to a material contract or arrangement by which the Company or any of its assets is bound or subject;

         (f) any material change in any compensation arrangement or agreement with any employee, consultant, officer, director or shareholder;

         (g) any sale, assignment, license or transfer of any patents, trademarks, copyrights, trade secrets, Proprietary Information (as defined herein) or other intangible assets;

         (h) any resignation or termination of employment of any key officer of the Company or termination of engagement of any key consultant of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer or termination of engagement of any such consultant;

         (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

         (j) any mortgage, pledge, transfer of a security interest in, or lien created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

         (k) any loans or guarantees made by the Company to or for the benefit of any person, other than travel advances to employees and/or consultants and other advances to employees and/or consultants made in the ordinary course of its business;

         (l) to the best of the Company's knowledge, any other event or condition of any character that might, individually or in the aggregate, materially and adversely affect the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

         (m) any amount borrowed or any liability (absolute, accrued or contingent) incurred, or to which the Company has become subject, except liabilities not in excess of $25,000 individually or $50,000 in the aggregate and except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business which have not been, individually or in the aggregate materially adverse;

      (n) any transaction except in the ordinary course of business or as otherwise contemplated hereby; or

      (o) any agreement or commitment by the Company to do any of the things described in this paragraph 2.15.

      2.16 TITLE TO PROPERTIES AND ASSETS; LIENS, LEASES, ETC. The Company has good and marketable title to its properties and assets and has good title to all of its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) the lien of current taxes not yet due and payable, and (ii) possible minor liens and encumbrances that do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company and which have not arisen otherwise than in the ordinary course of business.

            Set forth on Exhibit B is a correct and complete list (including the amount of rents called for and a description of the leased property) of all material leases (involving more than $25,000 either individually or in the aggregate if such leases are of a similar nature or with the same lessor) under which the Company is a lessee. The Company enjoys peaceful and undisturbed possession under all such leases, all of such leases are valid and subsisting and, except as would not result in a Material Adverse Effect, the Company and, to the Company's knowledge, each other party to such leases is not in default thereunder.

      2.17 PATENTS AND TRADEMARKS. The Company has sufficient title and ownership of all patents, trademarks, service marks, applications for each of the foregoing, trade names, copyrights, trade secrets, information, proprietary rights and processes (collectively "PROPRIETARY INFORMATION"), or has, or believes to the best of its knowledge that it has the ability to acquire on comercially reasonable terms, valid licenses to such Proprietary Information (as described further on Exhibit B), as necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. The Schedule of Exceptions contains a complete list of patents and pending patent applications of the Company or of which the Company is a licensee. There are no outstanding options, licenses, or agreements of any kind relating to Proprietary Information owned by the Company, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, applications for each of the foregoing, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company is not aware of any impropriety with regard to the granting of any licenses of Proprietary Information to or from the Company, and no claim is pending or, to the Company's knowledge, threatened to the effect that any such Property Information owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company (and to the Company's knowledge, there is no basis for any such claim). Neither the Company nor, to the Company's knowledge, any of its employees or consultants has received any written communications alleging, nor does the Company know of any grounds for any claims or allegations now or in the future, that the Company or its employees or consultants has violated or infringed or that the Company or its employees or consultants would, by conducting its business as proposed, violate or infringe any of the patents, trademarks, service marks, applications for each of the foregoing, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees or consultants is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would, in the case of employees, interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted or, in the case of consultants, which would conflict with their obligations in serving as consultants to the Company. No third party, including the employers or former employers of the Company's employees and consultants, has asserted any rights or claims to the Proprietary Information or any inventions used or proposed to be used in the Company's business, and the Company does not believe that any such third party has a right to assert any such rights or claims, except to the extent that such Proprietary Information or such inventions are licensed to or from such third party. Except pursuant to the terms of the Proprietary Information Agreements, there are no agreements, understandings, instruments, or contracts to which the Company is a party or by which it is bound that involve the license of any patent, copyright, trade secret or other similar proprietary right to or from the Company.

      2.18 TAX RETURNS; TAXES. The Company has accurately prepared and timely filed all federal, state and other tax returns which are required to be filed and has timely paid all taxes covered by such returns which have become due and payable. The Company has not been advised that any of its returns, federal, state or other, have been or are being audited as of the date hereof. The Company is not delinquent in taxes or assessments and has no tax deficiency proposed or assessed and has made no waiver of the statute of limitations regarding assessments or collections. All taxes, if any, imposed by law in connection with the issuance, sale and delivery of the Shares shall have been paid, and all laws imposing such taxes shall have been fully complied with, prior to the First Closing. Neither the Company nor any of its present or former stockholders has ever filed an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company be taxed as an S corporation.

      2.19 EMPLOYEES. None of the Company's employees belongs to any union or collective bargaining unit. To the best of its knowledge, the Company has complied in all material respects with all applicable state and federal equal opportunity and other laws related to employment. To the best of the Company's knowledge, no employee of or consultant to the Company is or will be in violation of any judgment, decree, or order, or any term of any employment contract, patent disclosure agreement, proprietary information and inventions agreement, or any restrictive covenant, or any other common law obligation to a former employer, or any other contract or agreement relating to the relationship of any such person with the Company, or any other party, or to the use of trade secrets or proprietary information of others, because of the nature of the business conducted or to be conducted by the Company or the use by any such employee of his best efforts with respect to such business or the performance by any such consultant of his obligations to the Company. To the knowledge of the Company, no third party has claimed or has reason to claim that any employee of or consultant to the Company has disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or interfered or may be interfering in the employment relationship between such third party and any of its present or former employees and, to the Company's knowledge, no such person proposes to do any of such things. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement, other than with respect to the Company's 1996 Stock Plan, a true and correct copy of which has been provided to each Purchaser. The Company is not aware that any officer, key employee or key consultant, or that any group of key employees or key consultants, intends to terminate their employment or consultancy with the Company, nor does the Company have a present intention to terminate the employment or engagement as a consultant of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company. The Company has delivered to counsel for the Purchasers a copy of each consulting agreement to which it is a party.

      2.20 NO DEFAULTS. The Company has, in all material respects, performed all material obligations required to be performed by it to date and is not in default under any of the contracts, loans, notes, mortgages, indentures, licenses, security agreements, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound, except for such defaults which in the aggregate would not have a Material Adverse Effect, and no event or condition has occurred which, with the lapse of time or the giving of notice, or both, would constitute such a default.

      2.21 INSURANCE. The Company maintains adequate insurance on its properties of a character and in such amounts and on such terms usually insured by corporations engaged in the same or a similar business against loss or damage resulting from fire or other risks insured against by such corporations, and maintains in full force and effect public liability insurance against claims for personal injury, death or property damage occurring upon, in, about or in connection with the use of any of its properties, products or services and maintains such other insurance as may be required by law or other agreement to which the Company is a party.

      2.22 BROKERS OR FINDERS. The Company has not incurred, and will not incur, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Agreements.

      2.23 ENVIRONMENTAL AND SAFETY LAWS. To the best of its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

      2.24 NO DIVIDENDS. The Company has never made any declaration, setting aside for payment or other distribution in respect of any of the Company's capital stock or any direct or indirect redemption, repurchase or other acquisition of any of such stock.

      2.25 EMPLOYEE BENEFIT PLAN OBLIGATIONS. The Company does not maintain or have any obligations with respect to any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA")). The Company is not, nor was it at any time, obligated to contribute to any employee pension benefit plan which is or was a multi-employer plan within the meaning of Section 3(37) of ERISA.

      2.26 QUALIFICATION AS A QUALIFIED SMALL BUSINESS. The Company is a "qualified small business," as defined in Section 1202(b) of the Internal Revenue Code (the "Code") and the Shares constitute "qualified small business stock" as defined in Section 1202(c) of the Code. The Company covenants and agrees to comply with the reporting and recordkeeping requirements of Section 1202 of the Code and any regulations promulgated thereunder and to execute and deliver to the Purchasers and the Internal Revenue Service, from time to time, such forms, documents, schedules and other instruments as may be reasonably requested thereby to cause the Shares and the shares of Common Stock issuable upon conversion of the Shares to qualify as a "qualified small business stock," as defined in Section 1202(c) of the Code.

      2.27 FINANCIAL STATEMENTS. The Company has furnished to the Purchasers the unaudited balance sheet of the Company as of January 31, 1996 and the related unaudited statement of income for the period from the Company's inception through January 31, 1996. All such financial statements fairly present the financial position of the Company as of January 31, 1996, and the results of operations during such period.

      2.28 TRANSACTIONS WITH AFFILIATES. No director or officer or, to the Company's knowledge, employee or stockholder of the Company, or, to the Company's knowledge, member of the family of any such person, or, to the Company's knowledge, any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, is a party to any material transaction with the Company, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, rental of real or personal property from or otherwise requiring payments to any such person or firm, other than employment-at-will arrangements in the ordinary course of business.

      2.29 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS. Each of the officers of the Company, each key employee and each other employee now employed by the Company who has access to confidential information of the Company has executed the Proprietary Information Agreement substantially in the form of Exhibit F (collectively, the "Proprietary Information Agreements"), and such agreements are in full force and effect. The Company is not aware that any of such persons is in violation of any such agreement.

      2.30 U.S. REAL PROPERTY HOLDING CORPORATION. The Company is not now and has never been a "United States real property holding corporation," as defined in Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service, and the Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of such Regulations.

                                  SECTION 3

                          INVESTMENT REPRESENTATIONS

      Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as follows:

      3.1 POWER AND AUTHORITY. Such Purchaser has the requisite power and authority to enter into this Agreement, to purchase the Shares hereunder, to convert the Shares into Common Stock, and to carry out and perform its obligations under the terms of this Agreement.

      3.2 DUE EXECUTION. This Agreement has been duly authorized, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of such Purchaser, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and general equity principles.

      3.3 EXPERIENCE; ACCREDITED INVESTOR. Such Purchaser has, from time to time, evaluated investments in start-up companies and has, either individually or through the personal experience of one or more of its current officers or partners, experience in evaluating and investing in start-up companies. Such Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Securities Act.

      3.4 INVESTMENT. Such Purchaser is acquiring the Shares (and any Common Stock issuable upon conversion of the Shares) for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. Such Purchaser understands that the Shares (and any Common Stock issuable upon conversion of the Shares) to be purchased have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

      3.5 RULE 144. Such Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the securities to be sold, the sale being through a "BROKER'S TRANSACTION" or in transactions directly with a "MARKET MAKER" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations. Such Purchaser is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plan to satisfy these conditions in the foreseeable future.

      3.6 NO PUBLIC MARKET. Such Purchaser understands that no public market now exists for the Shares and that a public market may never exist for the Shares.

      3.7 DISCLOSURE OF INFORMATION. Such Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. Such Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares.

                                     SECTION 4

             CONDITIONS OF THE PURCHASER'S OBLIGATIONS AT CLOSING

      Each Purchaser's obligation to purchase the Shares at each Closing, as applicable, is subject to the fulfillment on or prior to such Closing of the following conditions:

      4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true when made and on and as of the date of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

      4.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such Closing shall have been performed or complied with in all material respects.

      4.3 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the Company's business or financial condition or affairs between the date of this Agreement and the date of such Closing, if different.

      4.4 SECURITIES LAWS. The Company shall have obtained all necessary permits and qualifications, or secured exemptions therefrom, required under the Securities Act or by any state for the offer and sale of the Shares and Common Stock issuable upon conversion of the Shares.

      4.5 COMPLIANCE CERTIFICATE. The Company shall have delivered on the date of such Closing a certificate signed by the President and Chief Financial Officer of the Company certifying that the conditions specified in Sections 4.1, 4.2, 4.3, 4.7, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16 and 4.17 have been fulfilled.

      4.6 OPINION OF COUNSEL. The Purchasers purchasing shares in such Closing shall have received from Cooley Godward Castro Huddleson & Tatum, counsel for the Company, an opinion dated as of such Closing in substantially the form attached hereto as Exhibit G.

      4.7 INVESTORS' RIGHTS AGREEMENT. The Company shall have executed and delivered the Investors' Rights Agreement.

      4.8 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at such Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchasers' counsel, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

      4.9 SUPPORTING DOCUMENTS. The Purchasers purchasing shares in such Closing and their counsel shall have received copies of the following documents:

                  (i) (A) the Certificate of Incorporation of the Company, certified as of a recent date by the Secretary of State of the State of Delaware and (B) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company, the payment of all excise taxes by the Company and listing all documents of the Company on file with said Secretary.

                  (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated the date of such Closing and certifying: (A) that attached thereto is a true and complete copy of the Bylaws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the stockholders of the Company authorizing the execution, delivery and performance of the Agreements, the issuance, sale and delivery of the Shares, and the reservation, issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by the Agreements; (C) that the Certificate of Incorporation has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i)(B) above, except for the filing of the Restated Certificate; and (D) to the incumbency and specimen signature of each officer of the Company executing the Agreements, the stock certificates representing the Shares and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii); and

                  (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchasers or their counsel reasonably may request.

      4.10 MANAGEMENT RIGHTS AGREEMENTS. The Company shall have executed and delivered the Management Rights Agreements to those Purchasers participating in such Closing who have made a request to the Company therefor and are subject in any manner with respect to their investment in the Company to ERISA.

      4.11 VOTING AGREEMENT. The Company and the other parties thereto shall have executed and delivered the Voting Agreement.

      4.12 AMENDMENT TO EMPLOYMENT AGREEMENT. Timothy J. Rink and the Company shall have entered into an amendment (the "EMPLOYMENT AMENDMENT") to the terms of his employment arrangements with the Company in a form satisfactory to Dr. Rink, the Purchasers and their counsel, and a copy thereof shall have been delivered to counsel for the Purchasers.

      4.13 CHARTER. The Certificate of Incorporation of the Company shall read in its entirety as set forth in Exhibit A.

      4.14 BYLAWS. The Company's Bylaws shall have been amended, if necessary, to provide that (i) any three directors shall have the right to call a meeting of the Board of Directors and (ii) the number of directors fixed in accordance therewith shall in no event conflict with any of the terms or provisions of the Series A Preferred Stock. Series B Preferred Stock and Series C Preferred Stock as set forth in the Restated Certificate.

      4.15 PROPRIETARY INFORMATION AGREEMENTS. Copies of the Proprietary Information Agreements shall have been delivered to counsel for the Purchasers.

      4.16 ELECTION OF DIRECTORS. The number of directors constituting the entire Board of Directors shall have been fixed at seven (7) and the following persons shall have been elected as the directors and shall each hold such position as of the First Closing: Timothy J. Rink and Lubert Stryer, as the directors elected solely by the holders of the Common Stock, and Kevin J. Kinsella, Timothy J. Wollaeger, Stephen Bunting, James C. Blair and Hugh Y. Rienhoff, Jr., as the directors elected solely by the holders of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock.

      4.17 CERTIFICATE AS TO DISQUALIFIED PERSONS. The Company shall have executed and delivered to New Enterprise Associates VI, Limited Partnership ("NEA VI") a Certificate as to Disqualified Persons, as requested by NEA VI, dated the Closing Date, in form and substance satisfactory to NEA VI.

      4.18 FEES OF PURCHASERS' COUNSEL. The Company shall have paid in accordance with Section 6.5 the reasonable fees and disbursements of Testa, Hurwitz and Thibeault in connection with this Agreement and related transactions as specified on a reasonably detailed invoice, detailing all time entries and costs, submitted to counsel to the Company a reasonable time in advance of such Closing.

                                    SECTION 5

               CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING

         The Company's obligation to issue and sell the Shares at each Closing is subject to the fulfillment on or prior to such Closing of the following conditions:

         5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Section 3 shall be true when made and on and as of the date of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

         5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the date of such Closing shall have been performed or complied with in all respects.


                                    SECTION 6

                                 MISCELLANEOUS

         6.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California by residents of California.

         6.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of the Purchasers to purchase the Shares shall not be assignable (other than to a corporation a majority of whose outstanding voting shares are owned or controlled, directly or indirectly, by the Purchaser) without the consent of the Company, and the Company's obligations hereunder shall not be assignable without the consent of the Purchasers.

         6.3 ENTIRE AGREEMENT. This Agreement, its Exhibits, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         6.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by facsimile or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, to the address set forth on Schedule A hereto, or at such other address as shall have been furnished to the Company in writing by such Purchaser, or (b) if to the Company, one copy to its address set forth above and addressed to the attention of the President, or at such other address or addresses as the Company shall have furnished in writing to the Purchasers, and one copy to Cooley Godward Castro Huddleson & Tatum, 4365 Executive Drive, Suite 1100, San Diego, CA 92121, Attn: Thomas A. Coll, Esq. All notices and other communications pursuant to the provisions of this Section 6.4 shall be deemed delivered when mailed or sent by facsimile or delivered by hand or messenger. Notwithstanding the foregoing, any notice or communication to an address outside the United States shall be sent by facsimile and confirmed in writing contemporaneously sent by two-day guaranteed international courier.

         6.5 EXPENSES. Each party to this Agreement shall bear its own expenses and legal fees incurred by it with respect to this Agreement and all related transactions; provided, however, that the Company shall pay the reasonable fees and expenses of the Purchasers' special counsel, Testa, Hurwitz and Thibeault, in connection with this Agreement and such transactions and any subsequent amendment, waiver, consent or enforcement thereof.

         6.6 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.

         6.7 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         6.8 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein or in the other Agreements, or any certificate or instrument delivered to the Purchasers pursuant to or in connection with the Agreements, shall survive the execution and delivery of the Agreements, the issuance, sale and delivery of the Shares, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares, and all statements contained in any certificate or other instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

         6.9 BROKERAGE. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this

Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

         6.10 AMENDMENTS. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the shares of Common Stock issued or issuable upon conversion of the Shares.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         The foregoing Preferred Stock Purchase Agreement is hereby executed as of the date first above written.

THE COMPANY:

AURORA BIOSCIENCES CORPORATION

By: __________________________

Title: _______________________

THE PURCHASERS:

AVALON MEDICAL PARTNERS, L.P.

By: __________________________

Title: _______________________

AVALON BIOVENTURES II, L.P.

By: __________________________

Title: _______________________

KINGSBURY CAPITAL PARTNERS, L.P.  II

By:  Kingsbury Associates, L.P.

By: __________________________

Title:  General Partner

ABINGWORTH BIOVENTURES SICAV

By: __________________________

Title: _______________________

NEW ENTERPRISES ASSOCIATES VI, LIMITED PARTNERSHIP

By:      NEA Partners VI, Limited Partnership,
            its General Partner

By: __________________________

Title:  General Partner

NEA VENTURES 1996, L.P.

By: __________________________

Title:  Authorized Signatory

DP III ASSOCIATES, L.P.

By:  One Palmer Square Associates III, L.P.,
       its General Partner

By: __________________________
         General Partner

DOMAIN PARTNERS III, L.P.

By:  One Palmer Square Associates III, L.P.,
       its General Partner

By: __________________________
         General Partner

BIOTECHNOLOGY INVESTMENTS LIMITED

By:  Old Court Limited

By: __________________________
       Attorney - in - Fact

PACKARD INSTRUMENT COMPANY, INC.

By: __________________________

Title: _______________________



             [SIGNATURE PAGE FOR PREFERRED STOCK PURCHASE AGREEMENT]

SEQUANA THERAPEUTICS, INC.

By: __________________________

Title: _______________________

GC&H INVESTMENTS

By: __________________________

Title: _______________________

______________________________
KEVIN J. KINSELLA

______________________________
ROGER Y. TSIEN

______________________________
THERESA E. GLOBE

______________________________
CHARLES S. ZUKER

______________________________
MICHAEL G. ROSENFELD

______________________________
JOHN A. PORCO, JR.

______________________________
LUBERT STRYER

______________________________
ANDREA S. STRYER

______________________________
WALTER LUETOLF
FOR ADRIAN J.R. LANGINGER

______________________________
NORMAND F. SMITH

______________________________
HUGH Y. RIENHOFF, JR.

______________________________
JANICE THOMPSON

THE GREENE FAMILY TRUST

By: __________________________
    HOWARD E. GREENE, JR., TRUSTEE

By: __________________________
    ARLINE GREENE, TRUSTEE

______________________________
TIMOTHY J. RINK

HAMBRECHT & QUIST GROUP

By: __________________________
    Dennis J. Purcell

Title: _______________________

                                   SCHEDULE A
                          PURCHASERS OF PREFERRED STOCK

---------------------------------------------------------------------------------------------------------------------------------
                                               AMOUNT OF              SHARES                      PRICE PER        METHOD OF
SHAREHOLDER                                    INVESTMENT            PURCHASED         CLASS        SHARE           PAYMENT(1)
---------------------------------------------------------------------------------------------------------------------------------
AVALON MEDICAL PARTNERS L.P.                   $424,998.84             319,548         Ser A        $1.33              CD
1020 Prospect Street, Suite 405
La Jolla, CA  92037
Fax: (619) 454-5329
---------------------------------------------------------------------------------------------------------------------------------
AVALON BIOVENTURES II L.P.                      499,998.87             375,939         Ser A        $1.33              CD
1020 Prospect Street, Suite 405
La Jolla, CA  92037
Fax: (619) 454-5329
---------------------------------------------------------------------------------------------------------------------------------
KINGSBURY CAPITAL PARTNERS, L.P. II             999,999.07             751,879         Ser A        $1.33             C/W
3655 Nobel Drive, Suite 490
San Diego, CA  92122
Fax: (619) 677-0800
---------------------------------------------------------------------------------------------------------------------------------
ABINGWORTH BIOVENTURES SICAV                  3,499,998.74           2,631,578         Ser A        $1.33             C/W
c/o Sanne & Cie
Boite Postale 566
L-2015 Luxemberg
Attn:  Karl Sanne
Fax: 352-43-54-10

with a copy to:
Stephen Bunting
Abingworth Management Ltd.
26 St. James Street
London SW1A1HA
Fax:  44-171-930-1891

Daniel P. Finkelman
Testa Hurwitz & Thibeault
125 High Street
Boston, MA  02110
Fax: (617) 248-7100
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               AMOUNT OF              SHARES                      PRICE PER        METHOD OF
SHAREHOLDER                                    INVESTMENT            PURCHASED         CLASS        SHARE           PAYMENT(1)
---------------------------------------------------------------------------------------------------------------------------------
NEW ENTERPRISE ASSOCIATES VI                  2,749,999.77           2,067,669         Ser A        $1.33             C/W
LIMITED PARTNERSHIP
1119 St. Paul Street
Baltimore, MD 21202
Fax: (410) 752-7721
---------------------------------------------------------------------------------------------------------------------------------
NEA VENTURES 1996, L.P.                           9,998.94               7,518         Ser A        $1.33             C/W
1119 St. Paul Street
Baltimore, MD  21202
Fax: (410) 752-7721
---------------------------------------------------------------------------------------------------------------------------------
DP III ASSOCIATES, L.P.                          95,301.15              71,655         Ser A        $1.33             C/W
One Palmer Square, Suite 515
Princeton, NJ 08542
Fax: (609) 683-9789
---------------------------------------------------------------------------------------------------------------------------------
DOMAIN PARTNERS III., L.P.                    2,754,698.66           2,071,202         Ser A        $1.33             C/W
One Palmer Square, Suite 515
Princeton, NJ 08542
Fax: (609) 683-9789
---------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY INVESTMENTS LIMITED             1,899,999.43           1,428,571         Ser A        $1.33             C/W
One Palmer Square, Suite 515
Princeton, NJ 08542
Fax: (609)683-9789
---------------------------------------------------------------------------------------------------------------------------------
KEVIN J. KINSELLA                                   49,998.69              37,593      Ser A        $1.33             C/W
Avalon Ventures
1020 Prospect Street, Suite 405
La Jolla, CA  92037
Fax:  (619) 454-5329
---------------------------------------------------------------------------------------------------------------------------------
ROGER Y. TSIEN                                     199,500.00             150,000      Ser A        $1.33             C/W
8535 Nottingham Place
La Jolla, CA  92037
Fax: (619) 534-5270
---------------------------------------------------------------------------------------------------------------------------------
THERESA E. GLOBE                                    50,540.00              38,000      Ser A        $1.33             C/W
142 Bessborough Drive
Toronto, Ontario M4G3J6
Fax: (416) 864-3361
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               AMOUNT OF              SHARES                      PRICE PER        METHOD OF
SHAREHOLDER                                    INVESTMENT            PURCHASED         CLASS        SHARE           PAYMENT(1)
---------------------------------------------------------------------------------------------------------------------------------
CHARLES S. ZUKER                               79,800.00              60,000           Ser A        $1.33             C/W
UCSD
Cellular & Molecular Medicine West
La Jolla, CA  92037
Fax: (619) 534-8510
---------------------------------------------------------------------------------------------------------------------------------
MICHAEL G. ROSENFELD                           29,999.48              22,556           Ser A        $1.33             C/W
UCSD
Eukaryotic Regulatory Biology Program
Room 345 C.M.M.
9500 Gilman Drive
La Jolla, CA  92093
Fax: (619) 534-8180
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JOHN A. PORCO, JR.                              4,999.47               3,759           Ser A        $1.33             C/W
Argonaut Technologies, Inc.
887-G Industrial Rd., Ste. G
San Carlos, CA  94070-3305
Fax: (415) 598-1359
---------------------------------------------------------------------------------------------------------------------------------
LUBERT STRYER                                  37,499.35              28,195           Ser A        $1.33             C/W
843 Sonoma Terrace
Stanford, CA  94305
Fax: (415) 498-5351
---------------------------------------------------------------------------------------------------------------------------------
ANDREA S. STRYER                               37,499.35              28,195           Ser A        $1.33             C/W
843 Sonoma Terrace
Stanford, CA  94305
Fax: (415) 498-5351
---------------------------------------------------------------------------------------------------------------------------------
ADRIAN J.R. LANGINGER                          53,200.00              40,000           Ser A        $1.33             C/W
c/o WALTER LUTOLF
ATAG Vermogensverwaltung AG
8022 Zurich
Bleicherweg 21
Postfach 5272
Fax: 01-202 33 49
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               AMOUNT OF              SHARES                      PRICE PER        METHOD OF
SHAREHOLDER                                    INVESTMENT            PURCHASED         CLASS        SHARE           PAYMENT(1)
---------------------------------------------------------------------------------------------------------------------------------
GC&H INVESTMENTS                                49,998.69              37,593          Ser A        $1.33             C/W
Cooley Godward Castro Huddleson & Tatum
4365 Executive Drive, Suite 1100
San Diego, CA 92121
Fax: (619) 453-3555
---------------------------------------------------------------------------------------------------------------------------------
NORMAND F. SMITH                                24,998.68              18,796          Ser A        $1.33             C/W
Perkins, Smith & Cohen
One Beacon Street
Boston, MA  02108-3106
Fax: (617) 854-4040
---------------------------------------------------------------------------------------------------------------------------------
HUGH Y. RIENHOFF, JR.                            4,999.47               3,759          Ser A        $1.33             C/W
New Enterprise Associates
1119 St. Paul Street
Baltimore, MD 21202
Fax: (410) 752-7721
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JANICE THOMPSON                                  9,998.94               7,518          Ser A        $1.33             C/W
P.O. Box 3471
16360 La Gracia
Rancho Santa Fe, CA  92067
Fax: (619) 756-4320
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THE GREENE FAMILY TRUST                         24,998.68              18,796          Ser A        $1.33             C/W
C/O HOWARD E. GREENE, JR.
9373 Towne Centre Drive
San Diego, CA 92121
Fax: (619) 552-2212
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TIMOTHY J. RINK                                 24,998.68              18,796          Ser A        $1.33             C/W
5666 La Jolla Boulevard, #5
La Jolla, CA  92037
Fax: (619) 454-5329
---------------------------------------------------------------------------------------------------------------------------------
PACKARD INSTRUMENT COMPANY, INC.               999,999.00             555,555          Ser B        $1.80             C/W
800 Research Parkway
Meriden, CT  06450
Fax: (203) 235-1347
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               AMOUNT OF              SHARES                      PRICE PER        METHOD OF
SHAREHOLDER                                    INVESTMENT            PURCHASED         CLASS        SHARE           PAYMENT(1)
---------------------------------------------------------------------------------------------------------------------------------
SEQUANA THERAPEUTICS, INC.                      1,500,000.00             750,000       Ser C        $2.00             C/W
11099 North Torrey Pines Rd., Ste. 160
La Jolla, CA  92037
Fax: (619) 452-6653
---------------------------------------------------------------------------------------------------------------------------------
HAMBRECHT & QUIST GROUP                           499,998.60             277,777       Ser B        $1.80             C/W
230 Park Ave., 21st Fl.
New York, NY  10169
Attn: Dennis J. Purcell
Fax: (212) 207-1519
---------------------------------------------------------------------------------------------------------------------------------
TOTALS                                        $16,618,020.55          11,822,447
---------------------------------------------------------------------------------------------------------------------------------

1 "C/W" indicates check or wire transfer; "CD" indicates cancellation of indebtedness.

                                    EXHIBIT A

                      RESTATED CERTIFICATE OF INCORPORATION

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         AURORA BIOSCIENCES CORPORATION


        AURORA BIOSCIENCES CORPORATION, a corporation organized and existing under the laws of the state of Delaware, hereby certifies as follows:

FIRST.         The name of the corporation is Aurora Biosciences Corporation.

SECOND. The date of the filing of the corporation's original Certificate of Incorporation with the Secretary of State of Delaware was January 22, 1996.

THIRD. This Restated Certificate of Incorporation was duly adopted by the corporation in accordance with Section 245 of the General Corporation Law of the State of Delaware.

FOURTH. The Certificate of Incorporation of the corporation shall be amended and restated to read in full as follows.

                                       I.
         The name of this corporation is AURORA BIOSCIENCES CORPORATION.

                                      II.
         The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 1050 South State Street, City of Dover, County of Kent; and the name of the registered agent of the corporation in the State of Delaware at such address is CorpAmerica Inc.

                                      III.
         The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.


                                      IV.
        A. CLASSES OF STOCK. This corporation is authorized to issue two classes of stock to be designated, respectively, "COMMON STOCK" and "PREFERRED STOCK." The total number of shares which the corporation is authorized to issue is seventy-five million (75,000,000) shares. Fifty million (50,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($0.001). Twenty-five million (25,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($0.001). Notwithstanding Section 242 of the General Corporation Law of the State of Delaware, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of holders of a majority of the outstanding shares of capital stock of the corporation, with each such share being entitled to such number of votes per share as is provided in this Article IV.

                The Preferred Stock may be issued from time to time in one or more series. Subject to compliance with applicable voting rights, if any, which may have been granted to the Preferred

Stock or any series thereof, the Board of Directors is hereby authorized, by filing a certificate pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof, including without limitation the dividend rights, dividend rate, conversion rights, voting rights and the liquidation preferences of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. Of the Preferred Stock, ten million five hundred thousand (10,500,000) shares shall be designated "Series A Preferred Stock," six hundred thousand (600,000) shares shall be designated "Series B Preferred Stock", and eight hundred thousand (800,000) shares shall be designated "Series C Preferred Stock." The Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock is hereinafter sometimes collectively referred to as the "Designated Preferred."

     B. RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF THE SERIES A, SERIES B AND SERIES C PREFERRED STOCK.

          SECTION 1. DIVIDENDS. The holders of the Designated Preferred shall be entitled to receive dividends at the rate per annum of $0.1064 per share of Series A Preferred Stock, $0.1440 per share of Series B Preferred Stock, and $0.1600 per share of Series C Preferred Stock, when, as and if declared by the Board of Directors out of any funds legally available therefor, prior and in preference to any declaration or payment of any dividend on the Common Stock of this corporation ("COMMON") payable other than in Common. Such dividends shall not be cumulative. Such dividends shall be distributed ratably among the holders of each Series of Designated Preferred based on the full dividend to which such holder is entitled. No dividends or other distributions shall be made with respect to the Common in any year, other than dividends payable solely in Common, unless and until (i) the full amount of the dividend provided for above with respect to the Designated Preferred for such year has been paid or declared and set apart for payment, and (ii) an equal dividend per share shall have been paid or declared and set apart for payment to the holders of the Designated Preferred (in addition to the dividend provided for above) for each share of Common which the holders of the Designated Preferred then have the right to acquire upon conversion of their respective shares under this Certificate.

       SECTION 2.   LIQUIDATION PREFERENCE.

               A. In the event of any liquidation, dissolution or winding up of the corporation, either voluntary or involuntary, the holders of the Designated Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the corporation to the holders of the Common by reason of their ownership thereof: (i) the sum of $1.33 per share of Series A Preferred Stock, $1.80 per share of Series B Preferred Stock, and $2.00 per share of Series C Preferred Stock then held by them (such amounts per share with respect to each such Series are hereinafter referred to as the "Original Issue Price"), and (ii) an amount equal to all declared but unpaid dividends on the Designated Preferred then held by them. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Designated Preferred shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of the Designated Preferred in proportion to the preferential amount each such holder would have been entitled to receive pursuant to this Section 2a. if such distribution had been sufficient to permit the full payment of such preferential amount.

               B.   Upon the completion of the distribution provided for in
Section 2a., all of the assets remaining in the corporation, if any, shall be distributed pro rata among the holders of the Common, based upon the number of shares of Common held by each such holder.

               C. For purposes of this Section 2, a merger or consolidation of this corporation with or into any other corporation or corporations where the stockholders of this corporation immediately prior to such merger or consolidation do not beneficially own more than 50% of the outstanding voting stock of the surviving entity immediately following such merger or consolidation and in which the stockholders of this corporation receive distributions in cash or in securities of another corporation as a result of such merger or consolidation, or a sale or other disposition of all or substantially all of the assets of the corporation, shall be treated as a liquidation, dissolution or winding up of the corporation.

       SECTION 3. CONVERSION. The holders of the Designated Preferred shall have conversion rights as follows (the "CONVERSION RIGHTS"):

               A. OPTIONAL CONVERSION. Each share of Designated Preferred shall be convertible at the option of the holder thereof, without payment of additional consideration, at any time, at the office of the corporation or any transfer agent for the Designated Preferred, into one share of Common, subject to adjustment as provided in Sections 3.d. and 3.e. below.

               B. AUTOMATIC CONVERSION. Each share of Designated Preferred shall automatically be converted into the number of shares of Common into which such share of Designated Preferred is then convertible pursuant to Section 3a
(i) in the event that the holders of not less than sixty-seven percent (67%) of the outstanding Designated Preferred consent to such conversion, or (ii) upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "ACT"), covering the offer and sale by the corporation of Common to the public at an aggregate offering price of not less than $10,000,000 (prior to underwriters' discounts and expenses), and at a public offering price not less than $6.00 per share, subject to adjustment for stock splits, stock dividends, reorganizations and the like with respect to the Common.

               C.   MECHANICS OF CONVERSION.

                    (1) No fractional shares of Common shall be issued upon conversion of the Designated Preferred. In lieu of any fractional share, the corporation shall pay cash equal to such fraction multiplied by the then current fair market value of a share of Common as determined in good faith by the Board of Directors of the corporation. Before any holder of Designated Preferred shall be entitled to convert the same into shares of Common, it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Designated Preferred, and shall give written notice to the corporation at such office that it elects to convert the same (except that no such written notice of election to convert shall be necessary in the event of an automatic conversion pursuant to Section 3b.). The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Designation Preferred a certificate or certificates, registered in such names as specified by the holder, for the number of shares of Common to which such holder shall be entitled as aforesaid, and a check payable to the holder in the amount of any amounts payable for fractional shares and any declared and unpaid dividends on the converted Designated Preferred. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of the Designated Preferred to be converted, and the person or persons entitled to receive the shares of Common issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common on such date (except that in the event of an automatic conversion pursuant to Section 3b.(i), such conversion shall be deemed to have been made at the close of business on the date fixed in the vote approving such automatic conversion and in the event of automatic conversion pursuant to Section 3b.(ii), such conversion shall be deemed to have been made immediately prior to the closing of the offering referred to in Section 3b.(ii)). If the conversion is in connection with an underwritten offer of securities registered pursuant to the Act, the conversion may, at the option of any holder tendering Designated Preferred for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common issuable upon such conversion of Designated Preferred shall not be deemed to have converted such Designated Preferred until immediately prior to the closing of such sale of securities. If such conversion is in connection with a merger, consolidation or sale of assets which would be treated as a liquidation, dissolution or winding up of the corporation in accordance with and for purposes of Section 2, the conversion may, at the option of the holder tendering Designated Preferred for conversion, be conditioned upon the consummation of such transaction, in which event the person(s) entitled to receive the Common issuable upon such conversion of Designated

Preferred shall not be deemed to have converted such Designated Preferred until immediately prior to the consummation of such transaction.

               D. ADJUSTMENTS FOR SUBDIVISIONS, DIVIDENDS, COMBINATIONS OR CONSOLIDATIONS OF COMMON.

                    (1) In the event the outstanding shares of Common shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common, the number of shares of Common into which the Designated Preferred is convertible immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

                    (2) In the event the corporation shall declare or pay any dividend on the Common payable in Common or in the event the outstanding shares of Common shall be subdivided, by reclassification or otherwise than by payment of a dividend in Common, into a greater number of shares of Common, the number of shares of Common into which the Designated Preferred is convertible immediately prior to such dividend or subdivision shall be proportionately increased:

                         (A)  in the case of any such dividend, immediately
after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or

                         (B)  in the case of any such subdivision, at the close
of business on the date immediately prior to the date upon which such corporate action becomes effective.

                    (3) If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in accordance with this Subsection d. shall be canceled (to the extent such dividend was not paid) as of the close of business on the date so fixed, and thereafter the number of shares of Common into which the Designated Preferred is convertible shall be adjusted as of the time of actual payment of such dividend.

               E. ADJUSTMENTS FOR OTHER RECLASSIFICATIONS, DIVIDENDS AND DISTRIBUTIONS. If there occurs any capital reorganization or any reclassification of the capital stock of the corporation (other than any subdivision, dividend, combination, consolidation or other transaction provided for in Section 3d), each share of Designated Preferred shall thereafter be convertible into the same kind and amounts of securities or other assets, or both, that were issuable or distributable to the holders of shares of outstanding Common Stock of the corporation upon such reorganization or reclassification, in proportion to that number of shares of Common Stock into which such shares of Designated Preferred might have been converted immediately prior to such reorganization or reclassification; and in any such case, appropriate adjustments (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Designated Preferred to the end that the provisions of this Certificate shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other assets thereafter deliverable upon the conversion of the Designated Preferred.

               F. NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation, by filing a Certificate of Designation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Designated Preferred against impairment.

               G. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment, pursuant to this Section 3, of the number of shares of Common into which any shares of Designated Preferred are convertible, the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of such shares of Designated Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon the written request at any time of any holder of Designated Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the number of shares of Common into which the Designated Preferred is then convertible, and (iii) the number of shares of Common and the amount, if any, of other property which at the time would be received upon the conversion of Designated Preferred.

               H. NOTICES OF RECORD DATE. In the event that this Corporation shall propose at any time:

                    (1) to declare any dividend or distribution upon the Common, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

                    (2) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

                    (3) to effect any reclassification or recapitalization of its Common shares outstanding involving a change in the Common shares; or

                    (4) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, this corporation shall send to the holders of the Designated
Preferred:

                        (A) at least 10 days' prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common shares shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (1) and (2) above; and

                        (B)  in the case of the matters referred to in (3) and
(4) above, at least 10 days' prior written notice of the date when the same shall take place (and specifying, if practicable, or estimating the date on which the holders of Common shares shall be entitled to exchange their Common shares for securities or other property deliverable upon the occurrence of such event).

                        (C) Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of the Designated Preferred at the address for each such holder as shown on the books of this Corporation; provided that any such notice to an address outside the United States shall be given by facsimile and confirmed in writing contemporaneously sent by two-day guaranteed international courier.

               I. COMMON STOCK RESERVED. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Designated Preferred, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Designated Preferred, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Designated Preferred, the Corporation shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

               J. ISSUE TAX. The issuance of certificates for shares of Common upon conversion of Designated Preferred shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Designated Preferred which is being converted.

               K. CLOSING OF BOOKS. The corporation will at no time close its transfer books against the transfer of any Designated Preferred or of any shares of Common issued or issuable upon the conversion of any shares of Designated Preferred in any manner which interferes with the timely conversion of such Designated Preferred, except as may otherwise be required to comply with applicable securities laws.

       SECTION 4.   VOTING RIGHTS.

               A. GENERAL. Except as otherwise required by law or this Certificate of Incorporation, (i) each share of Common issued and outstanding shall have one vote; (ii) each share of Designated Preferred issued and outstanding shall have a number of votes equal to the number of Common shares (including fractions of a share) into which such share of Designated Preferred is then convertible as adjusted from time to time pursuant to Section 3 hereof; and (iii) the Common and the Designated Preferred and any other class and series of Stock of the corporation shall vote together as a single class.

               B. BOARD SIZE. The corporation shall not, without the written consent or affirmative vote of the holders of at least sixty-seven percent (67%) of the then outstanding shares of Designated Preferred, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, increase the maximum number of directors constituting the Board of Directors to a number of excess of nine (9).

               C. BOARD SEATS. The holders of the Designated Preferred, voting as a separate class, shall be entitled to elect five (5) directors of the corporation. The holders of Common, voting as a separate class, shall be entitled to elect two (2) directors of the corporation. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Designated Preferred then outstanding shall constitute a quorum of the Designated Preferred for the election of directors to be elected solely by the holders of the Designated Preferred. A vacancy in any directorship elected by the holders of the Designated Preferred shall be filled only by vote or written consent of the holders of the Designated Preferred and a vacancy in any directorship elected by the holders of Common shall be filled only by vote or written consent of the holders of Common. A director elected by the holders of Designated Preferred may be removed without cause only by vote of holders of a majority of the outstanding shares of Designated Preferred and a director elected by the holders of Common may be removed without cause only by vote of holders of a majority of the outstanding shares of Common.

       SECTION 5.   COVENANTS.

               A. In addition to any other rights provided by law, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than sixty-seven percent (67%) of all outstanding shares of Designated Preferred, voting together as a class:

                    (1) make any amendment to the corporation's Certificate of Incorporation or Bylaws that would materially and adversely alter or change the rights, preferences, or privileges of the outstanding Designated Preferred;

                    (2) increase or decrease the authorized number of shares of Preferred Stock or any Series thereof;

                    (3) create (by reclassification, Certificate of Designation or otherwise) any new class or series of shares of stock having a preference over the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock with respect to voting rights, liquidation preferences, or dividends; increase the authorized amount of any class or series of shares of stock having a preference over the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock with respect to voting rights, liquidation preferences or dividends; or create or authorize (by reclassification, Certificate of Designation or otherwise) any obligation or security convertible into shares of any class or series of stock having a preference over the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock with respect to voting rights, liquidation preferences or dividends; or

                    (4) take any action that results in any liquidation, dissolution or winding up of the corporation or any merger, consolidation, or other corporate reorganization, or effect any transaction in which all or substantially all of the assets of the corporation are sold or otherwise disposed of.

               B. In addition to any other rights provided by law, this corporation shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the outstanding shares of a particular Series of Designated Preferred, take any action that would (i) materially and adversely alter or change the rights, preferences, or privileges of such Series in a manner different than the other Series, (ii) increase or decrease the authorized number of shares of such Series or (iii) amend the terms of another Series of Designated Preferred which, when established, was pari pasu with such Series with respect to voting rights, liquidation preferences or dividends, if such amendment results in the other Series having a preference over such Series with respect to voting rights, liquidation preferences or dividends..

          SECTION 6. STATUS OF CONVERTED OR REDEEMED STOCK. In case any shares of Designated Preferred shall be converted pursuant to Section 3 hereof, the shares so converted shall resume the status of authorized but unissued and undesignated shares of Preferred Stock.

          SECTION 7. RESIDUAL RIGHTS. All rights accruing to the outstanding shares of this corporation not expressly provided for to the contrary herein shall be vested in the Common.

                                       V.

     For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

     A. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. Subject to Section 4b of
Article IV, the number of directors which shall constitute the whole Board of Directors shall be fixed by the Board of Directors in the manner provided in the Bylaws, provided that such number shall not be less than the number of directors provided for in Section 4 of Article IV.

     B. Subject to Section 5 of Article IV, the Board of Directors may from time to time make, amend, supplement or repeal the Bylaws; provided, however, that (subject to such Section 5) the stockholders may change or repeal any Bylaw adopted by the Board of Directors by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the corporation (considered for this purpose as one class); and, provided further, that no amendment or supplement to the Bylaws adopted by the Board of Directors shall vary or conflict with any amendment or supplement thus adopted by the stockholders.

     C. The directors of the corporation need not be elected by written ballot unless the Bylaws so provide.

     D. Following the effectiveness of the registration of any class of securities of the corporation pursuant to the requirements of the Securities Exchange Act of 1934, as amended, no action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

     E. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.


                                      VI.
     A director of the corporation shall, to the full extent not prohibited by the Delaware General Corporation Law, as the same exists or may hereafter be amended, not be liable to the corporation or its stockholders for monetary damages for breach of his fiduciary duty as a director.


                                      VII.
                The corporation is to have perpetual existence.

                                     VIII.
     Subject to the provisions of this Certificate of Incorporation, the corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this right.

     IN WITNESS WHEREOF, said Aurora Biosciences Corporation has caused this Certificate to be signed by its President and Chief Executive Officer, Timothy
J. Rink, and attested to by its Secretary, John T. Hendrick, this 6th day of March, 1996.

                                         -------------------------------------
                                         TIMOTHY J. RINK
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER


ATTEST:




---------------------------------
JOHN T. HENDRICK
SECRETARY

                                    EXHIBIT B

                             SCHEDULE OF EXCEPTIONS

                                    EXHIBIT C

                           INVESTORS' RIGHTS AGREEMENT

                         AURORA BIOSCIENCES CORPORATION

                           INVESTORS RIGHTS AGREEMENT

                                 MARCH 8, 1996

                         AURORA BIOSCIENCES CORPORATION

                          INVESTORS' RIGHTS AGREEMENT

         This Investors' Rights Agreement (the "AGREEMENT") is entered into as of March 8, 1996 among Aurora Biosciences Corporation, a Delaware corporation (the "COMPANY"), with its principal office located at 1020 Prospect Street, Suite 405, La Jolla, CA 92037 and the persons or entities listed as Stockholders in the signature pages hereto who execute this Agreement (each a "Stockholder", collectively, the "STOCKHOLDERS"). This Agreement is being entered into pursuant to Section 4.7 of that certain Preferred Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT") among the Company and the Stockholders.

         In consideration of the mutual agreements, covenants and conditions contained herein, the Company and the Stockholders hereby agree as follows (unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned in the Purchase Agreement):

1.       RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS

         1.1. RESTRICTIONS ON TRANSFERABILITY. Neither the shares of the Company's Series A, Series B or Series C Preferred Stock purchased by the Stockholders pursuant to the Purchase Agreement (the "DESIGNATED PREFERRED") nor the Registrable Securities (as defined below) shall be transferable except upon compliance with (i) the Right of First Refusal set forth in Section 45 of the Company's Bylaws, (ii) the conditions specified in this Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act (as defined below), and (iii) if such shares are Restricted Securities, upon such other terms as are in the opinion of counsel to the Company necessary to comply with the provisions of the Securities Act; provided, however that such restrictions shall not apply to transfers under the circumstances described in Sections 1.5, 1.6 or 1.7 and that the requirements of clause (iii) shall not apply to a transfer without consideration to one or more partners or shareholders of the Stockholder (e.g., an in-kind distribution pursuant to the terms of the Stockholder's governing documents). Except for transfers made pursuant to Rule 144 of the Securities Act, each Stockholder will cause any proposed transferee of Designated Preferred or Registrable Securities held by such Stockholder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement and it will be a condition precedent to the effectiveness of any such transfer that such Stockholder shall have secured a written agreement of such transferee in form and substance satisfactory to the Company to that effect, if so requested by the Company; provided, however, that this sentence shall not apply with respect to any proposed transferee in whose hands the transferred shares will not be Restricted Securities.

         1.2. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.


                                       1.

         "COMMON STOCK" shall mean the Common Stock, $.001 par value, of the Company, as constituted on the date of this Agreement.

         "FORM S-3" shall mean Form S-3 under the Securities Act (as defined below) as in effect on the date of this Agreement, or any substantially similar, equivalent or successor form under the Securities Act.

         "HOLDER" shall mean each holder of Registrable Securities.

         "INITIAL PUBLIC OFFERING" shall mean the Company's initial firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "ACT"), covering the offer and sale by the Company of Common Stock to the public at an aggregate offering price of not less than $10,000,000 (prior to underwriters' discounts and expenses), and at a public offering price not less than $6.00 per share, subject to adjustment for stock splits, stock dividends, reorganizations and the like with respect to such shares.

         "REGISTRABLE SECURITIES" means shares of the Company's Common Stock
(i) issued or issuable upon conversion of Designated Preferred which have not been sold to the public, and (ii) issued in respect of the shares of Common Stock referred to under the foregoing clause (i) by reason of any stock split, stock dividend, recapitalization or similar event which have not been sold to the public.

         The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 1.5, 1.6 and 1.7 hereof other than Selling Expenses, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel, blue sky fees and expenses (including counsel fees), and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legends set forth in Section 1.3 hereof or legends substantially similar thereto.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the applicable sale.

         1.3. RESTRICTIVE LEGEND(S). Each certificate representing the shares of Designated Preferred and Registrable Securities shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with legends in the following form (in addition to any other legend required by the Bylaws of the Company, or under applicable California or other state securities laws):





                                       2.

         (A) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION.

         (B) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION'S STOCKHOLDERS, AS PROVIDED IN THE BYLAWS OF THE CORPORATION.

         1.4. NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing the Restricted Securities, by acceptance thereof, agrees to comply, in addition to the requirements of Section 45 of the Company's Bylaws, in all respects with the provisions of this Section 1.4. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144 and except for transfers without consideration to one or more partners or shareholders of the holder (e.g., an in-kind distribution pursuant to the terms of the holder's governing documents)) by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company (it being agreed that Testa Hurwitz & Thibeault is satisfactory) addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission, a copy of any holder's request (together with all supplements or amendments thereto) for which shall have been provided to the Company, at or prior to the time of first delivery to the Commission's staff, to the effect that the transfer of such securities without registration will not result in a recommendation by such staff that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as provided for above shall bear the appropriate restrictive legends set forth in Section 1.3 above, except that such certificate shall not bear the restrictive legend set forth in Section 1.3(a) above if, in the opinion of counsel for the Company or counsel for such holder, such legend is not required in order to establish compliance with any provisions of the Securities Act and except that such certificate shall not bear the restrictive legend set forth in Section 1.3(b) above if the right of first refusal set forth in the Company's Bylaws is no longer applicable.

         1.5.    DEMAND REGISTRATION RIGHTS.

                 (A) Commencing on the earlier of (i) five (5) years after the date hereof, or (ii) one (1) year after the Company's initial public offering of securities pursuant to a registration statement





                                       3.

under the Securities Act, if the Company shall receive a written request (specifying that it is being made pursuant to this Section 1.5) from the Holders of at least fifty percent (50%) of the Registrable Securities that the Company file a registration statement or similar document under the Securities Act covering the registration of the greater of (i) 20% of the shares which are then Registrable Securities, or (ii) Registrable Securities the expected aggregate offering price to the public of which is at least $5,000,000, then the Company shall promptly notify all other Holders of such request and shall use its best efforts to promptly and expeditiously cause all Registrable Securities that such Holders have requested, within 15 days after receipt of such written notice, to be registered in accordance with this Section 1.5 to be registered under the Securities Act. The Holders making the written request pursuant to this Section 1.5 shall be referred to hereinafter as the "INITIATING HOLDERS".

         Notwithstanding the foregoing: (i) the Company shall not be obligated to effect a registration pursuant to this Section 1.5 during the period starting with the date one hundred twenty (120) days prior to the Company's estimated date of filing of, and ending on a date one hundred twenty (120) days following the effective date of, a registration statement pertaining to an underwritten public offering of the Company's securities, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; or
(ii) if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed six (6) months; provided, however, that the Company shall not obtain such a deferral more than once in any 12-month period.

         The Company shall not be obligated to effect more than two (2) registrations pursuant to this Section 1.5 for which holders of Registrable Securities are the Initiating Holders; provided, however that such obligation shall be deemed satisfied only when a registration statement covering all Registrable Securities requested by Holders to be registered pursuant to such demand shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

                 (B) If the Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an underwriting, they shall so advise the Company as part of their demand made pursuant to this
Section 1.5, and the Company shall include such information in the notice referred to in Section 1.5(a). In such event, the right of any Holder to registration pursuant to this Section 1.5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein.

         The Company shall, together with all Holders proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected by a majority of interest of the Initiating Holders and reasonably satisfactory to the Company. Notwithstanding any other provision of this Section 1.5, if the underwriter shall advise the Company in writing that marketing factors (including, without limitation, an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten, then the





                                       4.

Company shall so advise all Holders of Registrable Securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be reduced and shall be allocated pro rata among such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

         If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter, and the Initiating Holders. The Registrable Securities so withdrawn shall also be withdrawn from registration. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 1.5.

         If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other securityholders) in such registration if the underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited and if such inclusion will not adversely affect the marketing of the Registrable Securities.

         Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a request for registration from Initiating Holders pursuant to this Section 1.5 until the earlier of (a) one hundred twenty (120) days from the receipt of the initial request pursuant to Section 1.5(a) or (b) the completion of the period of distribution of the registration contemplated thereby. Although the Company shall have no obligation to register any Designated Preferred, in any underwritten public offering contemplated by this Section 1.5 or Section 1.6 or 1.7, holders of Designated Preferred shall be entitled to sell shares of Designated Preferred representing Registrable Securities to be included in such underwriting to the underwriters for conversion and sale of the Registrable Securities issued upon conversion thereof.

         1.6.    COMPANY REGISTRATION.

                 (A) If, at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration (A) relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, (B) a registration on Form S-4 or similar forms which may be promulgated in the future relating solely to a Securities and Exchange Commission Rule 145 or similar transaction or (C) in connection with the Company's Initial Public Offering, the Company will (i) promptly give to each Holder written notice thereof and (ii) include in such registration (and any related qualification under Blue Sky laws or other compliance),





                                       5.

and in any underwriting involved therein, all Registrable Securities of such Holders as specified in a written request or requests made within 15 days after receipt of such written notice from the Company.

                 (B) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so indicate in the notice given pursuant to Section 1.6(a). In such event the right of any Holder to registration pursuant to this Section 1.6 shall be conditioned upon such Holder's agreeing to participate in such underwriting and in the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or by other holders exercising any demand registration rights to the extent such holders are not excluded from the registration pursuant to the Underwriter Cutback described below. Notwithstanding any other provision of this Section 1.6, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities or other securities from such registration and underwriting (hereinafter an "UNDERWRITER CUTBACK"). In the event of an Underwriter Cutback, the Company shall so advise all Holders and the other holders distributing their securities through such underwriting, and the Underwriter Cutback shall be implemented on the basis that the holders who are not Holders shall be cut back before any cutback of Holders. If the limitation determined by the underwriter requires an Underwriter Cutback with respect to the Registrable Securities to be included, such Underwriter Cutback shall be in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         1.7. FORM S-3 REGISTRATION RIGHTS. After the Initial Public Offering, the Company shall use its best efforts to qualify for registration on Form S-3, and to that end the Company shall use its best efforts to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), within twelve (12) months following the effective date of the first registration of any securities of the Company for an underwritten registered public offering. After the Company has qualified for the use of Form S-3, and subject to the provisions of Section 1.14, each Holder shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by each such Holder), subject only to the following limitations:

                 (A) The Company shall not be obligated to cause a registration on Form S-3 to become effective prior to one hundred twenty (120) days following the effective date of a Company initiated registration (other than a registration effected solely to qualify an employee benefit plan or to effect a business combination pursuant to Rule 145);

                 (B) The Company shall not be required to effect a registration pursuant to this Section 1.7 unless the Holder or Holders requesting such a registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $1,000,000 (unless the value of all of the Registrable





                                       6.

Securities held by all Holders is less than $1,000,000, in which case the Holders shall be entitled to a final demand registration pursuant to this
Section 1.7 for an amount equal to the value of the Registrable Securities held by all Holders at the time of such demand; provided that for purposes of the foregoing, "value" shall be determined based on the average of the last sale prices of the Company's Common Stock on the principal exchange or market on which such Common Stock is traded during the five (5) trading days immediately preceding such demand);

                 (C) The Company shall not be required to effect a registration pursuant to this Section 1.7 if the Company shall furnish to the requesting Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company or its stockholders for the registration statement to be filed at the date filing would be required, in which case the Company shall have an additional period of not more than one hundred twenty (120) days within which to file such registration statement; provided however, that the Company shall not use this right more than once in any twelve-month period;

                 (D) The Company shall not be required to maintain and keep any such registration on Form S-3 effective for a period exceeding one hundred twenty (120) days from the effective date thereof; and

                 (E) The Company shall not be obligated to cause a registration on Form S-3 if in the prior twelve-month period the Company has caused a registration on Form S-3 to become effective as the result of a request pursuant to this Section 1.7.

         The Company shall give notice to all Holders of the receipt of a request for registration pursuant to this Section 1.7 and shall use its best efforts to cause all Registrable Securities that such Holders have requested, within 15 days after receipt of such written notice, be registered in accordance with this Section 1.7 to be registered under the Securities Act. Subject to the foregoing, the Company will use its best efforts to effect promptly any registration pursuant to this Section 1.7. The provisions of
Section 1.5(b) shall apply to any registration effected pursuant to this
Section 1.7

         1.8. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.5, 1.6 and 1.7 (exclusive of Selling Expenses but inclusive of the reasonable fees and expenses of one special counsel to the selling Holders) shall be borne by the Company. Notwithstanding anything to the contrary herein, the Company shall not be required to pay for any expenses of any registration proceeding under Section 1.5 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to have been registered, unless such Holders agree to forfeit their right to a demand registration pursuant to Section 1.5 (in which event such right shall be forfeited by all Holders). In the absence of such an agreement to forfeit, the Holders of Registrable Securities to have been registered shall bear all such expenses pro rata on the basis of the Registrable Securities to have been registered. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, of which the Company had knowledge at the time of the request, then the Holders shall not be required to pay any of said expenses and shall retain their rights pursuant to
Section 1.5.





                                       7.

         1.9. REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                 (A) Keep such registration, qualification or compliance effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                 (B) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                 (C) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                 (D) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or the underwriters, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                 (E) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with (and provide customary due diligence materials
and information to) the managing underwriter of such offering.   Each Holder
participating in such underwriting shall also enter into and perform its obligations under such an agreement;

                 (F) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                 (G) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed.

         Notwithstanding any provision to the contrary in this Agreement, the Company shall not be required in connection with any registration pursuant to Sections 1.5, 1.6 or 1.7 to qualify shares in any state or jurisdiction which requires the Company to qualify to do business or to file a general consent to service of process.





                                       8.

         1.10.   INDEMNIFICATION.

                 (A) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will promptly reimburse each such Holder, each of its officers and directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred (as and when incurred) in connection with investigating, preparing to defend or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

                 (B) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, severally and not jointly indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) including any of the foregoing incurred in settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification, or compliance, and will promptly reimburse the Company, such Holders, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred (as and when incurred) in connection with investigation, preparing to defend or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged





                                       9.

omission) is made in such registration statement, prospectus, offering circular or other document or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each such Holder hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities sold in such registration as contemplated herein.

                 (C)      Each party entitled to indemnification under this
Section 1.10 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense; provided, however, that, if the defendants in any such claim or litigation include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect of such claim or litigation.

                 (D)      If the indemnification provided for in this Section
1.10 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission, provided, however, that in no case will any seller of Registrable Securities be required to contribute any





                                      10.

amount in excess of the amount of proceeds to such seller of Registrable Securities sold pursuant to the registration statement with respect to which the contribution obligation arose.

                 (E)      The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1 and otherwise.

         1.11. INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

         1.12. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

                 (A) Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                 (B) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act at any time after it has become subject to such reporting requirements;

                 (C) So long as a Stockholder owns any Restricted Securities, to furnish to the Stockholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Stockholder to sell any such securities without registration.

         1.13. TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted under Sections 1.5, 1.6 and 1.7 may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered a "Holder," and the transferred shares shall be considered "Registrable Securities," for purposes of this Section 1, provided that (i) said transferee acquires Registrable Securities (including shares of Designated Preferred prior to conversion into Registrable Securities) in a private transaction, and (ii) the Company is given written notice by such Holder at the time of or within a reasonable time (but not more than 30 days) after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to





                                      11.

which such registration rights are being assigned, subject to said transferee's agreement to be bound by and comply with the provisions of this Section 1.

         1.14. TERMINATION OF REGISTRATION RIGHTS. The registration rights granted pursuant to this Section 1 shall terminate (i) upon the seventh anniversary of the effective date of the Initial Public Offering or (ii) if earlier, as to any individual Holder, at such time after the Company's Initial Public Offering as all Registrable Securities held by such Holder can be sold within any three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 (including Rule 144(k)) promulgated thereunder.

         1.15. "MARKET STAND OFF" AGREEMENT. Each Holder hereby agrees that it shall not, to the extent requested by the Company and the underwriters managing any underwritten offering of the Company's Common Stock (or other securities), sell or otherwise transfer or dispose of (other than to those who agree to be similarly bound) any Registrable Securities or any other securities of the Company during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed in connection with the Company's Initial Public Offering. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities and other securities of the Holders (and the shares or securities of every other person subject to the foregoing restriction) until the end of such one hundred eighty (180) day period.

         1.16. OTHER REGISTRATION RIGHTS. The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

         1.17. CHANGES IN COMMON STOCK OR PREFERRED STOCK. If, and as often as, there is any change in the Common Stock or the Designated Preferred by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Designated Preferred as so changed.

2.       AFFIRMATIVE COVENANTS OF THE COMPANY AND STOCKHOLDERS

         2.1. FINANCIAL INFORMATION. Subject to Section 2.16, the Company will furnish the following reports to the Stockholders for so long as the Stockholders are Holders of Registrable Securities:

                 (A) As soon as practicable after the end of each fiscal year (other than the fiscal year ended March 31, 1996), and in any event within 90 days thereafter, audited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income, stockholders= equity and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company; and





                                      12.

                 (B) As soon as practicable after the end of each fiscal quarter, and in any event within 45 days thereafter, unaudited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter, and unaudited consolidated statements of income, stockholders' equity and cash flows of the Company and its subsidiaries, if any, for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, prepared in accordance with generally accepted accounting principles (but subject to normal year-end audit adjustments) and certified by the chief financial officer.

         2.2. ASSIGNMENT OF RIGHTS TO FINANCIAL INFORMATION. The rights granted pursuant to Section 2.1 and Section 2.3 may be assigned by the Stockholders (or by any permitted transferee of any such rights) so long as (i) the Company is given notice of any such assignment within a reasonable time after the date the same is effected, (ii) the transferee shall have acquired Registrable Securities (including shares of Designated Preferred prior to conversion into Registrable Securities) in a private transaction, and (iii) the transferee is not engaged in a business that is competitive with the Company.

         2.3. INSPECTION AND VISITATION RIGHTS. Each Stockholder, so long as such Stockholder holds Registrable Securities, shall have the right to visit and inspect the Company's principal place of business, subject to such limitations and restrictions as the President of the Company in good faith determines to be necessary for the protection of the Company's Proprietary Information.

         2.4. RESERVE FOR CONVERSION SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Designated Preferred and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Designated Preferred from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Designated Preferred or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Designated Preferred.

         2.5. PROPERTIES, BUSINESS, INSURANCE. The Company shall maintain and cause each of its subsidiaries to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, which insurance shall be deemed by the Company to be sufficient.

         2.6. RESTRICTIVE AGREEMENTS PROHIBITED. Neither the Company nor any of its subsidiaries shall become a party to any agreement which by its terms restricts the Company's performance of this Agreement, the Management Rights Agreements, the Voting Agreements or the Restated Certificate.

         2.7. TRANSACTIONS WITH AFFILIATES. Except for transactions contemplated by the Agreements or as otherwise approved by the Board of Directors, neither the Company nor any of





                                      13.

its subsidiaries shall enter into any material transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company or any of its subsidiaries, or to the Company's knowledge any member of the family of any such person, any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, except for transactions on customary terms related to such person's employment.

         2.8. EXPENSES OF DIRECTORS. The Company shall promptly reimburse in full, each director of the Company who is not an employee of the Company for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any Committee thereof.

         2.9. BYLAWS. The Company shall at all times cause its Bylaws to provide that (a) any three directors shall have the right to call a meeting of the Board of Directors and (b) the number of directors fixed in accordance therewith shall in no event conflict with any of the terms or provisions of the Designated Preferred as set forth in the Restated Certificate. The Company shall at all times maintain provisions in its Bylaws and/or Certificate of Incorporation indemnifying all directors against liability and absolving all directors from liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Delaware.

         2.10. PERFORMANCE OF CONTRACTS. The Company shall not amend, modify, terminate, waive or otherwise alter, in whole or in part, any of the Proprietary Information Agreements or the provisions contained in the Employment Amendment without the approval of the Company's Board of Directors.

         2.11. PROPRIETARY INFORMATION AGREEMENTS. The Company shall use its best efforts to obtain, and shall cause its subsidiaries to use their best efforts to obtain, a Proprietary Information Agreement in substantially the form of Exhibit F to the Purchase Agreement from all future officers, key employees and other employees who will have access to confidential information of the Company or any of its subsidiaries, upon their employment or engagement by the Company or any of its subsidiaries. The Company shall use its reasonable best efforts to cause any consultant with whom the Company contracts to agree to maintain the confidentiality of the Company's confidential or Proprietary information, and to assign to the Company any proprietary rights arising from work performed by the consultant for the Company.

         2.12. COMPLIANCE WITH LAWS. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

         2.13. KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Company shall keep, and cause each subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with United States generally accepted accounting principles ("GAAP") consistently applied, reflecting financial transactions of the Company and each subsidiary in accordance with GAAP.





                                      14.

         2.14. U.S. REAL PROPERTY INTEREST STATEMENT. The Company shall provide prompt written notice to each Stockholder following any Adetermination date@ (as defined in Treasury Regulation Section 1.897-2(c)(i)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by any Stockholder, the Company shall provide such Stockholder with a written statement informing the Stockholder whether such Stockholder's interest in the Company constitutes a U.S. real property interest. The Company's determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company's written statement to any Stockholder shall be delivered to such Stockholder within ten (10) days of such Stockholder's written request therefor. In addition, upon request by any foreign Stockholder but subject to the succeeding sentence, the Company shall provide along with such statement either or both of the following documents: (i) an affidavit in conformance with the requirements of Section 1445(b)(3) of the Code and the regulations thereunder or (ii) a notarized statement, executed by an officer having actual knowledge of the facts, that the shares of Company stock held by such Stockholder are of a class that is regularly traded on an established securities market, within the meaning of Section 1445(b)(6) of the Code and the regulations thereunder. If the Company is unable to provide either of the documents described in (i) or (ii) above upon request, it shall promptly, and in any event within such ten (10) day period, notify such Stockholder in writing of the reason for such inability. Finally, upon the request of a foreign Stockholder and without regard to whether either document described in
(i) or (ii) above has been requested, the Company shall reasonably cooperate with the efforts of such foreign Stockholder to obtain a Aqualifying statement@ within the meaning of Section 1445(b)(4) of the Code and the regulations thereunder or such other documents as would excuse a transferee of a foreign Stockholder=s interest from withholding of income tax imposed pursuant to
Section 897(a) of the Code.

         2.15. RULE 144A INFORMATION. The Company shall, at all times during which it is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, provide in writing, upon the written request of any Stockholder or a prospective buyer of Registrable Securities (including Designated Preferred before conversion into Registrable Securities) from any Stockholder, all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act ("Rule 144A Information"). The Company's obligations under this Section 2.15 shall at all times be contingent upon the relevant Stockholder's obtaining from the prospective buyer of such Registrable Securities a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than a person who will assist such buyer in evaluating the purchase of such Registrable Securities.

         2.16. TERMINATION OF COVENANTS. The covenants set forth in Section 2.1, Sections 2.3 through 2.13 and Section 2.15 shall terminate and be of no further force or effect upon the earlier of (i) the closing of the Initial Public Offering, or (ii) the date on which none of the Registrable Securities (including shares of Designated Preferred prior to conversion into Common Stock) is outstanding. The Covenants set forth in Section 2.14 shall terminate five (5) years after the closing of the Initial Public Offering.





                                      15.

         2.17. CONFIDENTIAL INFORMATION, ETC. Each Holder agrees that (i) all information received by it pursuant to this Section 2 which the Company designates as or promptly confirms in writing to be AConfidential@ or the like, and (ii) any other information relating to the Company's technology, processes or formulas that is disclosed by the Company to any Holder in writing and is marked "Confidential" or the like, shall be considered confidential information. Each Holder further agrees that it shall hold all such confidential information in confidence and shall not, without the Company=s prior express written consent, disclose any such confidential information to any third party other than its counsel, accountants, employees and other professional advisors, representatives and agents, all of whom shall have a need to know such information and shall be bound by the provisions of this
Section 2.17, nor shall such Holder, without the Company's prior express written consent, use such confidential information for any purpose other than evaluation of such Holder's investment in the Company; provided, however, that the foregoing obligation to hold in confidence and not to disclose confidential information shall not apply to any such information that (a) was known to the public or the Holder or its representatives prior to disclosure by the Company,
(b) becomes known to the public through no fault of such Holder, (c) is disclosed to such Holder on a non-confidential basis by a third party having a legal right to make such disclosure, (d) is independently developed by such Holder, or (e) is required to be disclosed as a matter of law or pursuant to court order; and provided further that the foregoing obligation to hold in confidence and not to disclose confidential information shall not prohibit such Holder from disclosing to its partners or shareholders financial and other information described in clause (i) of this Section 2.17 which is of a type customarily provided by such Holder to such partners or shareholders in the ordinary course or from disclosing to a bona-fide prospective transferee of its securities of the Company such financial and other information described in such clause (i) which is reasonably necessary to provide such transferee with adequate disclosure of material information.

3.       RIGHTS OF FIRST REFUSAL

         3.1.    RIGHT OF FIRST REFUSAL ON COMPANY ISSUANCES.

                 (A) The Company hereby grants to each Stockholder the right of first refusal to purchase its Pro Rata Share (defined below) of all (or any part) of New Securities (defined below) that the Company may from time to time propose to sell and issue. Stockholder's "PRO RATA SHARE," for purposes of this Section 3, is the ratio of the number of shares of Common Stock (assuming conversion of all shares of Designated Preferred) then held by such Stockholder to the total number of shares of Common Stock then outstanding (assuming conversion of all shares of Designated Preferred). This right of first refusal shall be subject to the following provisions:

                 (B) "NEW SECURITIES" shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options, or warrants to purchase said Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said Common Stock or Preferred Stock; provided, however, that "NEW SECURITIES" does not include (i) securities issuable upon conversion of or with respect to the Designated Preferred; (ii) shares of the Company's Common Stock (or related options) issued to officers, directors, employees of and/or consultants to the Company pursuant to plans or agreements as approved by the Company's Board of Directors; (iii) shares of the Company's Common Stock or Preferred Stock issued to holders of the Designated Preferred in connection with any stock split, stock





                                      16.

dividend, or recapitalization by the Company; (iv) securities issued in connection with any equipment leasing, technology licensing, corporate partnering, strategic alliance, acquisition, merger, purchase of assets or similar transaction as approved by the Company's Board of Directors; (v) shares of Common Stock issued to holders of Common Stock in connection with a stock split or stock dividend with respect to the Common Stock; and (vi) shares issued in the Initial Public Offering.

                 (C) In the event that the Company proposes to undertake an issuance of New Securities, it shall give the Stockholders written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. The Stockholders shall have twenty (20) days from the date of receipt of any such notice to agree to purchase for cash some or all of its Pro Rata Share of such New Securities for the price and upon the general terms, including deferred payment, if any, specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

                 (D) In the event that any Stockholder (a "Non-exercising Stockholder") fails to exercise in full the right of first refusal within said twenty (20) day period, notice shall promptly be given by the Company to those Stockholders who have exercised the right of first refusal in full. Such Stockholders shall have the right for an additional ten (10) days to elect by notice to the Company to purchase any or all of the New Securities which the Non-exercising Stockholders were entitled to purchase but elected not to, with such right of over- subscription to be allocated among such Stockholders in accordance with their respective Pro Rata Shares or as they may otherwise agree. After the aggregate thirty (30) day period during which Stockholders may exercise their first refusal right, the Company shall have one hundred twenty (120) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within one hundred twenty (120) days from the date of said agreement) the New Securities respecting which the Stockholder's rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within said one hundred twenty (120) day period (or sold and issued New Securities in accordance with the foregoing agreement within one hundred twenty (120) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Stockholders in the manner provided above.

                 (E)      The right of first refusal granted under this Section
3.1 shall not apply to and shall expire upon the closing of the Company's Initial Public Offering.

                 (F) The rights granted pursuant to this Section 3.1 may be assigned by the Stockholder (or by any permitted transferee of any such rights) so long as (i) the Company is given notice of any such assignment within a reasonable time after the date the same is effected and (ii) the transferee shall have acquired Registrable Securities (including shares of Designated Preferred prior to conversion into Registrable Securities) in a private transaction.





                                      17.

4.       MISCELLANEOUS

         4.1. GOVERNING LAW. This Agreement shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California by California residents.

         4.2. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         4.3. ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

         4.4. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by facsimile or by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Stockholder, to such Stockholder's address set forth in the Purchase Agreement or to such other address as such Stockholder shall have furnished to the Company in writing, (b) if to any other holder of Registrable Securities, at such address as such holder shall have furnished the Company in writing, or (c) if to the Company, to its address set forth above and addressed to the attention of the President or at such other address as the Company shall have furnished to the Stockholders. All notices and other communications pursuant to the provisions of this Section 4.4 shall be deemed delivered when mailed or sent by facsimile. Notwithstanding the foregoing, any notice or communication to an address outside the United States shall be sent by facsimile and confirmed in writing contemporaneously sent by two day guaranteed international courier.

         4.5. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.

         4.6. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         4.7. APPROVAL OF AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of (i) the Company and (ii) the holders of at least two-thirds (2/3) of the shares which are then Registrable Securities. Any amendment, termination or waiver effected in accordance with this section shall be binding upon the Stockholders, each of their transferees and the Company. The Stockholders acknowledge that by the operation of this Section the holders of two-thirds (2/3) of the outstanding Registrable Securities as aforesaid may have the right and power to diminish or eliminate all rights of such Stockholder under this Agreement.





                                      18.

         The foregoing Investors' Rights Agreement is hereby executed as of the date first above written.

THE COMPANY:

AURORA BIOSCIENCES CORPORATION



By ________________________________________________

Title _____________________________________________



THE STOCKHOLDERS:

AVALON MEDICAL PARTNERS, L.P.


By:________________________________________________

Title:_____________________________________________



AVALON BIOVENTURES II, L.P.

By:________________________________________________

Title:_____________________________________________



KINGSBURY CAPITAL PARTNERS, L.P.  II

By:  Kingsbury Associates, L.P.



By:________________________________________________

Title:  General Partner





ABINGWORTH BIOVENTURES SICAV





                                      19.

By:________________________________________________

Title:_____________________________________________





NEW ENTERPRISES ASSOCIATES VI, LIMITED PARTNERSHIP





By:      NEA Partners VI, Limited Partnership,

            its General Partner

By:________________________________________________



Title:  General Partner





NEA VENTURES 1996, L.P.





By:________________________________________________



Title:  Authorized Signatory





DP III ASSOCIATES, L.P.

By:  One Palmer Square Associates III, L.P.,

      its General Partner

By:________________________________________________

         General Partner



DOMAIN PARTNERS III, L.P.

By:  One Palmer Square Associates III, L.P.,

      its General Partner

By:________________________________________________

         General Partner





                                      20.

BIOTECHNOLOGY INVESTMENTS LIMITED

By:  Old Court Limited

By:________________________________________________

         Attorney-in-Fact



PACKARD INSTRUMENT COMPANY, INC.





By:________________________________________________



Title:_____________________________________________

                [SIGNATURE PAGE FOR INVESTORS' RIGHTS AGREEMENT]

SEQUANA THERAPEUTICS, INC.





By:________________________________________________



Title:_____________________________________________



GC&H INVESTMENTS





By:________________________________________________

Title:_____________________________________________





___________________________________________________

KEVIN J. KINSELLA





___________________________________________________

ROGER Y. TSIEN





                                      21.

___________________________________________________

THERESA E. GLOBE





___________________________________________________

CHARLES S. ZUKER





___________________________________________________

MICHAEL G. ROSENFELD





___________________________________________________

JOHN A. PORCO, JR.





___________________________________________________

LUBERT STRYER





___________________________________________________

ANDREA S. STRYER





___________________________________________________

WALTER LUETOLF

FOR ADRIAN J.R. LANGINGER





___________________________________________________

NORMAND F. SMITH





                                      22.

___________________________________________________

HUGH Y. RIENHOFF, JR.





___________________________________________________

JANICE THOMPSON





THE GREENE FAMILY TRUST





By:________________________________________________

      HOWARD E. GREENE, JR., TRUSTEE





By:________________________________________________

      ARLINE GREENE, TRUSTEE





___________________________________________________

TIMOTHY J. RINK



HAMBRECHT & QUIST GROUP





By:________________________________________________

         Dennis J. Purcell



Title:_____________________________________________





                                      23.

1. RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

      1.1. Restrictions on Transferability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

      1.2. Certain Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

      1.3. Restrictive Legend(s)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

      1.4. Notice of Proposed Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

      1.5. Demand Registration Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

      1.6. Company Registration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

      1.7. Form S 3 Registration Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

      1.8. Expenses of Registration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

      1.9. Registration Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

      1.10. Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

      1.11. Information by Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

      1.12. Rule 144 Reporting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

      1.13. Transfer of Registration Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

      1.14. Termination of Registration Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

      1.15. "Market Stand Off" Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

      1.16. Other Registration Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

      1.17. Changes in Common Stock or Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . 13

2. AFFIRMATIVE COVENANTS OF THE COMPANY AND STOCKHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . 13

      2.1. Financial Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

      2.2. Assignment of Rights to Financial Information  . . . . . . . . . . . . . . . . . . . . . . . . . 13

      2.3. Inspection and Visitation Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

      2.4. Reserve for Conversion Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

      2.5. Properties, Business, Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

      2.6. Restrictive Agreements Prohibited  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

      2.7. Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

      2.8. Expenses of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

      2.9. Bylaws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

      2.10. Performance of Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

      2.11. Proprietary Information Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15




                                       i.

      2.12. Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

      2.13. Keeping of Records and Books of Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

      2.14. U.S. Real Property Interest Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

      2.15. Rule 144A Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

      2.16. Termination of Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

      2.17. Confidential Information, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

3. RIGHTS OF FIRST REFUSAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

      3.1. Right of First Refusal on Company Issuances  . . . . . . . . . . . . . . . . . . . . . . . . . .  17

4. MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

      4.1. Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

      4.2. Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

      4.3. Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

      4.4. Notices, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

      4.5. Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

      4.6. Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

      4.7. Approval of Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19




                                       ii.

                                    EXHIBIT D

                        FORM OF MANAGEMENT RIGHTS LETTER

                         AURORA BIOSCIENCES CORPORATION
                        1020 Prospect Street, Suite 405
                           La Jolla, California 92037

                                 March 8, 1996



        Re:     Management Rights
                -----------------

Ladies and Gentlemen:

        This letter will confirm our agreement that in connection with your
purchase of          shares of Series A Preferred Stock of Aurora Biosciences
Corporation (the "Company"), you will be entitled to the following contractual management rights, in addition to rights to certain non-public financial information, inspection rights and other rights specifically provided to you under that certain Investors' Rights Agreement of even date herewith:

        (1) If and for so long as you do not have a representative on the Company's Board of Directors ("Unrepresented Party"), you shall be permitted to select one representative ("Representative") to consult with and advise management of the Company on significant business issues, including management's proposed annual operating plans, and management will make itself available to meet with your Representative regularly during each year at the Company's facilities at mutually agreeable times for such consultation and advice and to review progress in achieving said plans.

        (2) If and for so long as you are an Unrepresented Party, your Representative may examine the books and records of the Company and inspect its facilities and may request information at reasonable times and intervals concerning the general status of the Company's financial condition and operations, provided that access to highly confidential proprietary information and facilities need not be provided.

        (3) If and for so long as you are an Unrepresented Party, the Company shall invite you to send your Representative to attend in a nonvoting observer capacity all meetings of its Board of Directors and, in this respect, shall give your Representative copies of all notices, minutes, consents, and other material that it provides to its Directors; provided, however, that the Company reserves the right to exclude your Representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons. Your Representative may participate in discussions of matters brought to the Board.

        (4)     Within ten (10) days after the date of this letter, the Company
shall deliver to you, with a copy to         , a table showing in reasonable
detail the fully-diluted capitalization of the Company, taking into account the investments being made on the date hereof.

        (5) Any notice or communication to you or to any of your representatives which is to be sent to an address outside the United States shall, in addition to any other method(s), be given by telecopy and confirmed in writing contemporaneously sent by two-day guaranteed international courier. A copy of any communication sent by the Company to you will also be sent to at their respective addresses set forth in the Preferred Stock
Purchase Agreement of even date hereof or at such other address as may be provided to the Company.

        The rights described herein shall terminate and be of no further force or effect upon the earliest to occur of (a) the closing of a public offering of shares of the Company's capital stock pursuant to a registration statement filed by the Company under the Securities Act of 1933 which has become effective thereunder (other than a registration statement relating solely to employee benefit plans or a transaction covered by Rule 145), (b) such time as the Company becomes required to file reports with the Securities and Exchange Commission under Sections 12(g) or 15(d) of the Securities Exchange Act of
1934, or (c) such time as you or your affiliates hold, in the aggregate, less than 20% of the shares of Series A Preferred Stock purchased by you on the date hereof or, if such shares have been converted into Common Stock, less than 20% of the shares of Common Stock issued upon conversion of such shares, adjusted, in each case, for stock splits, stock dividends, combinations and the like with respect to the particular class or series of stock.

        This letter may be executed in counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

                                        Very truly yours,

                                        AURORA BIOSCIENCES CORPORATION

                                        By:     /s/  TIMOTHY J. RINK
                                            ------------------------------------

                                        Title:  President and CEO
                                               ---------------------------------

ACCEPTED AND AGREED TO:

By:
    -------------------------------

Title:
       ----------------------------

                                   EXHIBIT E

                            FORM OF VOTING AGREEMENT

                                     VOTING AGREEMENT


       AGREEMENT dated as of March 8, 1996, among Aurora Biosciences Corporation, a Delaware corporation (the "Company"), the persons listed as Purchasers in the signature pages hereto who execute this Agreement (collectively, the "Purchasers" and individually, a "Purchaser"), and the other persons and entities who execute a signature page hereto.

       WHEREAS, on the date hereof the Purchasers are purchasing from the Company shares of its Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (collectively, the "Designated Preferred") pursuant to the terms of a Preferred Stock Purchase Agreement dated the date hereof between the Company and the Purchasers (the "Purchase Agreement"); and

       WHEREAS, certain of the Stockholders (as defined below) are the holders of at least a majority of the outstanding Common Stock, $.001 par value, of the Company ("Common Stock");

       WHEREAS, the Stockholders wish to make certain provisions for the voting of their Shares (as defined below);

       WHEREAS, the purchases by the Purchasers will benefit the Company and its current stockholders; and

       WHEREAS, it is a condition to the obligations of the Purchasers under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof;

       NOW, THEREFORE, in consideration of the premises, the agreements set forth below, and the parties' desire to further the interests of the Company and its present and future stockholders, the parties agree as follows:

       1. DEFINITION. As used in this Agreement, (a) the term "Shares" means all shares of capital stock of the Company (i) now or hereafter owned (either beneficially or of record) by a Stockholder, and (ii) which a Stockholder does not own (either beneficially or of record) but as to which it now or hereafter has the right to exercise voting control, and (b) the term "Stockholders" means collectively the Purchasers and each other person or entity executing a signature page hereto.

       2. DESIGNATION OF NOMINEES. Each of Avalon Bioventures II, L.P. ("Avalon"), Kingsbury Capital Partners, L.P. II ("Kingsbury"), Abingworth Bioventures SICAV ("Abingworth"), New Enterprises Associates VI, Limited Partnership ("NEA") and Domain Partners III, L.P. ("Domain") (together, the "Nominating Purchasers" and

                                       1.

individually, a "Nominating Purchaser"), so long as it or its affiliates continues to own at least 20% of the shares of Designated Preferred acquired by it and its affiliates on the date hereof (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Designated Preferred), shall have the right to designate a nominee for election as one of the directors of the Company who shall be elected solely by the holders of the Designated Preferred, voting separately as a single class (together, the "Nominees" and individually, a "Nominee"). At least ten days prior to any meeting (or written action in lieu of a meeting) of stockholders of the Company at or by which directors are to be elected by the holders of Designated Preferred, voting separately as a single class, each Nominating Purchaser shall notify the other Purchasers in writing of the Nominee designated by such Nominating Purchaser for election as a director. In the absence of any such notification, it shall be presumed that the Nominating Purchaser's then incumbent Nominee has been redesignated as its Nominee. The initial Nominees of Avalon, Kingsbury, Abingworth, NEA and Domain are Kevin J. Kinsella, Timothy J. Wollaeger, Stephen Bunting, Hugh Y. Rienhoff, Jr. and James C. Blair, respectively. Each Nominating Purchaser shall cause its Nominee to nominate the other Nominees for election to the Board of Directors of the Company in any manner which may be required by the Bylaws of the Company.

       3. ELECTION OF DIRECTORS. At each meeting (or written action in lieu of a meeting) of stockholders of the Company at or by which directors are to be elected by the holders of the Designated Preferred, voting separately as a single class, each Stockholder shall vote all of its Shares of Designated Preferred to elect, as directors of the Company, the Nominees designated in the manner provided in Section 2. At each meeting (or written action in lieu of a meeting) of stockholders of the Company at or by which directors are to be elected by the holders of Common Stock, voting separately as a class, each of the Stockholders shall vote all of its Shares of Common Stock to elect, as directors of the Company, (a) the then current Chief Executive Officer of the Company (the "CEO/Director"), which shall initially be Timothy J. Rink, and (b) a person (the "Additional Director") designated jointly by Roger Y. Tsien and Charles S. Zuker who is reasonably acceptable to a majority of the other members of the Company's Board of Directors, who shall initially be Lubert Stryer. At least 30 days prior to any meeting (or written action in lieu of a meeting) of stockholders of the Company at or by which directors are to be elected by the holders of Common Stock, voting separately as a class, Drs. Tsien and Zuker shall notify the Company and the Board of Directors of their designee pursuant to clause (b), and if such person is reasonably acceptable to a majority of the other members of the Board of Directors, the Company shall notify the Stockholders of such designee at least ten days prior to such meeting or written action. In the absence of any such notification, it shall be presumed that the then incumbent Additional Director has been redesignated. Notwithstanding the foregoing, if both Dr. Tsien's and Dr. Zuker's services as consultants to the Company terminate, for any reason or for no reason, then such Additional Director shall be designated as above by the holders of a majority of the Common Stock of the Company.

       4. SUCCESSOR DIRECTORS. If a Nominee shall cease to serve as a director for any reason, the Nominating Purchaser which designated such Nominee shall have the right to designate a successor Nominee and each of the other Stockholders shall use its best efforts to ensure that such successor Nominee is duly elected as a director. If a Nominating Purchaser notifies the other Stockholders that it desires to remove its Nominee as a director, each of the other Stockholders shall use its best efforts to ensure that such Nominee is duly removed as a director. If the CEO/Director ceases to be the Chief Executive Officer of the Company for any reason, each Stockholder shall use its best efforts to ensure that such person is promptly removed as a director and that the newly appointed Chief Executive Officer is elected as a director. If the Additional Director ceases to be a director for any reason, a successor may be designated in the manner set forth in Section 3(b) and each Stockholder shall use its best efforts to ensure that such successor is duly elected as a director. If Drs. Tsien and Zuker jointly (or, pursuant to the last sentence of Section 3, the holders of a majority of the outstanding Common Stock of the Company) desire to remove the Additional Director as a director, each of the Stockholders shall use its best efforts to ensure that such member is duly removed as a director. If a Nominating Purchaser notifies the Company that it desires to remove its Nominee as a director and/or designate a successor Nominee or if Drs. Tsien and Zuker jointly (or, pursuant to the last sentence of Section 3, the holders of a majority of the outstanding Common Stock of the Company) notify the Company that they desire to remove the Additional Director as a director and/or designate a successor, the Company shall, upon request, use its best efforts to ensure that a meeting of stockholders of the Company is promptly called for such purpose.

       5. CHANGE OF CONTROL. Each Purchaser agrees that such Purchaser will not sell or dispose of any of its Shares (excluding shares of capital stock which are Shares solely because of clause (ii) of the definition of Shares) in connection with any transaction or series of related transactions occurring subsequent to the date hereof which results or is intended to result in (i) a sale or transfer of 50% or more of the then outstanding voting securities of the Company to one or more related purchasers (including persons acting as a partnership, syndicate or other group for the purpose of acquiring securities of the Company); (ii) a merger, consolidation or other corporate reorganization where the stockholders of the Company immediately prior to such transaction do not immediately following such transaction own at least 50% of the surviving entity; or (iii) a transfer of all or substantially all of the assets of the Company (collectively, a "Change of Control"), unless such Change of Control has been approved or consented to by holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of Designated Preferred, considered as a single class. Each Purchaser further agrees that it will vote all of its Shares in favor of (and, if applicable, will tender their Shares to the acquiring party pursuant to) any Change in Control which is approved by Purchasers holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of Designated Preferred (the "Required Approval"). If, however, despite the foregoing sentences, a Change of Control for which the Required Approval has not been obtained does occur (because of sales by holders of the Company's voting securities who are not subject to this provision), the foregoing restriction shall not apply and the Purchasers may tender their Shares in connection with and otherwise participate in such Change of Control transaction. The provisions of this Section 5 shall be of no further force or effect following a Change of Control occurring subsequent to the date hereof.

       6. TERM. This Agreement shall continue until the earlier of (i) such time as no shares of Designated Preferred remain outstanding or (ii) the tenth anniversary of the date of this Agreement.

       7. SPECIFIC ENFORCEMENT. Each Stockholder and the Company expressly agrees that the Stockholders will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by a Stockholder or the Company, the other Stockholders shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

       8. LEGEND. Each certificate evidencing Shares shall bear a legend substantially as follows:

               "The shares represented by this certificate are subject to the terms and conditions of a certain Voting Agreement dated as of March __, 1996, a copy of which the Company will furnish to the holder of this certificate upon request and without charge, and may only be transferred subject to such terms and conditions."

       9. NOTICES. All notices or other communications given hereunder shall be in writing and shall be deemed effective upon delivery at the address of the party to be notified and shall be mailed by certified or registered mail, return receipt requested, delivered by courier, telecopied, or sent by other facsimile method, addressed to the address specified below such party's signature hereto or such other address as such party may subsequently notify the other parties of in writing. Notwithstanding the foregoing, all notices or other communications to an address outside of the United States shall, in addition to any other method, be given by telecopy and confirmed in writing sent contemporaneously by two-day guaranteed international courier.

       10. FURTHER ASSURANCES. The Company shall use its best efforts to cause any persons or entities that acquire newly issued shares of Common Stock after the date hereof to execute a counterpart signature page to this Agreement and to become a party to this Agreement in order to ensure that at all times holders of at least a majority of the Company's outstanding Common Stock are subject to this Agreement.

       11. ENTIRE AGREEMENT AND AMENDMENTS. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the Company, Purchasers owning at least two-thirds of the then outstanding shares of Designated Preferred held by Purchasers and, with respect to waivers, modifications, etc., which adversely effect the rights of any Stockholders (other than Purchasers), at least fifty percent of the Common Stock held by persons or entities executing this Agreement; provided however, that no waiver, modification, amendment or termination shall adversely effect the rights of a particular Nominating Purchaser with respect to the designation and removal of a member of the Company's Board of Directors without the written consent of such Nominating Purchaser.

       12. GOVERNING LAW; SUCCESSORS AND ASSIGNS. This Agreement shall be governed by the laws of the State of Delaware and shall bind and inure to the benefit of the heirs, personal representatives, executors, administrators, successors and assigns of the parties. Without limiting the generality of the foregoing, all covenants and agreements of the Stockholders shall bind any and all subsequent holders of their Shares, and the Company agrees that it shall not transfer on its records any such Shares unless (i) the transferor Stockholder shall have first delivered to the Company and the other Purchasers the written agreement of the transferee to be bound by this Agreement to the same extent as if such transferee had originally been a Stockholder hereunder and (ii) the certificate or certificates evidencing the Shares so transferred bear the legend specified in Section 8.

       13. CAPTIONS. Captions are for convenience only and are not deemed to be part of this Agreement.

       14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       15. ADDITIONAL PARTIES. Additional persons and entities may become parties to this Agreement by executing a counterpart signature page hereto which sets forth the address of such person or entity and pursuant to which such person or entity agrees to be bound by this Agreement, and upon execution thereof, such person or entity shall be deemed a Stockholder for all purposes hereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   COMPANY:

                                   AURORA BIOSCIENCES CORPORATION

                                   By:
                                      ---------------------------------------

                                   Title:
                                         ------------------------------------
                                   Address:    1020 Prospect Street, Ste. 405
                                               La Jolla, California  92037
                                   Facsimile: (619) 454-5239

                                   PURCHASERS:

                                   AVALON MEDICAL PARTNERS, L.P.

                                   By:
                                      ---------------------------------------

                                   Title:
                                         ------------------------------------

                                   Address:    1020 Prospect Street, Ste. 405
                                               La Jolla, California  92037
                                   Facsimile: (619) 454-5239

                                   AVALON BIOVENTURES II, L.P.

                                   By:
                                      ---------------------------------------

                                   Title:
                                         ------------------------------------
                                   Address:    1020 Prospect Street, Ste. 405
                                               La Jolla, California  92037
                                   Facsimile: (619) 454-5239

                                   KINGSBURY CAPITAL PARTNERS, L.P.  II

                                   By:  Kingsbury Associates, L.P.

                                   By:
                                      ---------------------------------------

                                   Title:  General Partner

                                   Address:    3655 Nobel Drive, Suite 490
                                               San Diego, California  92122
                                   Facsimile: (619) 677-0800

                                   ABINGWORTH BIOVENTURES SICAV

                                   By:
                                      ---------------------------------------

                                   Title: Attorney-in-fact pursuant to Power of
                                          Attorney dated  March 6, 1996

                                   Address:   c/o Sanne & Cie
                                              Boite Postale 566
                                              L-2015 Luxembourg
                                   Telecopy: (352) 43 5410

                                   With a copy to:

                                              Dr. Stephen Bunting
                                              Abingworth Management
                                              Limited
                                              26 St. James's Street
                                              London, England SW1A 1HA
                                   Telecopy: 44-171-930-1891

                                              Daniel P. Finkelman, Esq.
                                              Testa, Hurwitz & Thibeault
                                              High Street Tower
                                              125 High Street
                                              Boston, MA  02110
                                   Telecopy: (617) 248-7100

                                   NEW ENTERPRISE ASSOCIATES VI,
                                       LIMITED PARTNERSHIP

                                   By:    NEA Partners VI, Limited
                                          Partnership, its General Partner

                                   By:
                                      ------------------------------------
                                   Title:  General Partner

                                   Address:     1119 St. Paul Street
                                                Baltimore, Maryland  21202
                                    Facsimile: (410) 752-7721

                                   NEA VENTURES 1996, L.P.

                                   By:
                                      ------------------------------------

                                   Title:  Authorized Signatory

                                   Address:    1119 St. Paul Street
                                               Baltimore, Maryland  21202
                                   Facsimile: (410) 752-7721

                                   DP III ASSOCIATES, L.P.

                                   By:  One Palmer Square Associates III, L.P.,
                                        its General Partner


                                   By:
                                      ------------------------------------

                                   Title: General Partner

                                   Address:    One Palmer Square, Suite 515
                                               Princeton New Jersey  08542
                                   Facsimile: (609) 683-9789

                                   DOMAIN PARTNERS III, L.P.

                                   By:  One Palmer Square Associates III, L.P.,
                                        its General Partner


                                   By:
                                      ------------------------------------

                                   Title: General Partner

                                   Address:    One Palmer Square, Suite 515
                                               Princeton New Jersey  08542
                                   Facsimile: (609) 683-9789

                                   BIOTECHNOLOGY INVESTMENTS LIMITED

                                   By:    Old Court Limited


                                   By:
                                      ------------------------------------

                                   Title: Attorney-in-Fact

                                   Address:    One Palmer Square, Suite 515
                                               Princeton New Jersey  08542
                                   Facsimile: (609) 683-9789

                                   PACKARD INSTRUMENT COMPANY, INC.

                                   By:
                                      ------------------------------------
                                   Title:

                                   Address:    800 Research Parkway
                                               Meriden CT  06450
                                   Facsimile: (203) 235-1347


                      [SIGNATURE PAGE FOR VOTING AGREEMENT]

                                   SEQUANA THERAPEUTICS, INC.

                                   By:
                                      ------------------------------------
                                   Title:
                                         ---------------------------------

                                   Address:    11099 North Torrey Pines
                                               Rd., Suite 160
                                               La Jolla, California 92037
                                   Facsimile: (619) 452-6653

                                   GC&H INVESTMENTS



                                   By:
                                      ------------------------------------
                                   Title:
                                         ---------------------------------

                                   Address:    4365 Executive Dr., Ste. 1100
                                               San Diego, California 92121
                                   Facsimile: (609) 453-3555


                                   ----------------------------------------
                                   KEVIN J. KINSELLA
                                   Address:    Avalon Ventures
                                               1020 Prospect Street,Suite 405
                                               La Jolla, California 92037
                                   Facsimile: (619) 454-5329


                                   ----------------------------------------
                                   ROGER Y. TSIEN
                                   Address:    8535 Nottingham Place
                                               La Jolla, California 92037
                                   Facsimile: (619) 534-5270

                                   ----------------------------------------
                                   THERESA E. GLOBE
                                   Address:    142 Bessborough Drive
                                               Toronto, Ontario M4G3J6
                                   Facsimile: (416) 864-3361


                                   ----------------------------------------
                                   CHARLES S. ZUKER
                                   Address:    UCSD
                                               Cellular & Molecular
                                               Medicine West
                                               9500 Gilman Drive, Rm. 355
                                               La Jolla, California 92037
                                   Facsimile: (619) 534-8510



                                   ----------------------------------------
                                   MICHAEL G. ROSENFELD
                                   Address:    UCSD
                                               Eukaryotic Regulatory
                                               Biology Program
                                               Room 345 C.M.M.
                                               9500 Gilman Drive
                                               La Jolla, California  92037
                                   Facsimile: (619) 534-8180



                                   ----------------------------------------
                                   JOHN A. PORCO, JR.
                                   Address:    Argonaut Technologies, Inc.
                                               887-G Industrial Road, Ste. G
                                               San Carlos, California 94070
                                   Facsimile: (415) 598-1359



                                   ----------------------------------------
                                   LUBERT STRYER
                                   Address:    843 Sonoma Terrace
                                               Stanford, California 94305
                                   Facsimile: (415) 498-5351

                                   ----------------------------------------
                                   ANDREA S. STRYER
                                   Address:    843 Sonoma Terrace
                                               Stanford, California 94305
                                   Facsimile: (415) 498-5351



                                   ----------------------------------------
                                   WALTER LUETOLF
                                   FOR ADRIAN J.R. LANGINGER
                                   Address:    ATAG Vermogensverwaltung AG
                                               8022 Zurich
                                               Bleichwrweg 21
                                               Postfach 8272
                                   Facsimile: 01-202 33 49


                                   ----------------------------------------
                                   NORMAND F. SMITH
                                   Address:     Perkins, Smith & Cohen
                                                One Beacon Street
                                                Moston, MA 02108-3106
                                   Facsimilie: (617) 854-4040


                                   ----------------------------------------
                                   HUGH Y. RIENHOFF, JR.
                                   Address:    New Enterprise Associates
                                               119 St. Paul Street
                                               Baltimore, Maryland 21202
                                   Facsimile: (410) 752-7721


                                   ----------------------------------------
                                   JANICE THOMPSON
                                   Address:    P.O. Box  3471
                                               16360 La Gracia
                                               Rancho Santa Fe, CA 92067
                                   Facsimile: (619) 756-4320

                                   THE GREENE FAMILY TRUST


                                   By:
                                      ------------------------------------
                                       HOWARD E. GREENE, JR., TRUSTEE


                                   By:
                                      ------------------------------------
                                        ARLINE GREENE, TRUSTEE

                                   Address:    c/o Howard E. Greene, Jr.
                                               9373 Towne Centre Drive
                                               San Diego, California 92121
                                   Facsimile: (619) 552-2212


                                   ----------------------------------------
                                   TIMOTHY J. RINK
                                   Address:    5666 La Jolla Boulevard, #5
                                               La Jolla, California 92037
                                   Facsimile: (619) 454-5329

                                   HAMBRECHT & QUIST GROUP


                                   By:
                                      -------------------------------------
                                        Dennis J. Purcell

                                   Title:
                                         ----------------------------------

                                   Address:    230 Park Avenue, 21st Fl.
                                               New York, NY  10169
                                   Facsimile: (212) 207-1664

                               [END OF PURCHASERS]

             [OTHER STOCKHOLDER SIGNATURE PAGES FOLLOW IMMEDIATELY]

                        OTHER STOCKHOLDER SIGNATURE PAGE

       The undersigned hereby executes the Voting Agreement among Aurora Biosciences Corporation and the other parties thereto, authorizes this signature page to be attached to a counterpart of such Agreement and agrees to be bound by such Agreement.

       Print Exact Name of Stockholder:_____________________________

       Signature:___________________________________________________

       Print Name of Signer:________________________________________

       Print Title of Signer Here, if applicable:___________________

       Print Address of Stockholder Here:___________________________

       _____________________________________________________________

       _____________________________________________________________

                                    EXHIBIT F

            FORM OF PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

                         AURORA BIOSCIENCES CORPORATION

                        EMPLOYEE PROPRIETARY INFORMATION
                            AND INVENTIONS AGREEMENT


         In consideration of my employment or continued employment by AURORA BIOSCIENCES CORPORATION (the "COMPANY"), and the compensation now and hereafter paid to me, I hereby agree as follows:


1.       NONDISCLOSURE

         1.1 RECOGNITION OF COMPANY'S RIGHTS; NONDISCLOSURE. At all times during my employment and thereafter, I will hold in strictest confidence and will not disclose, use, lecture upon or publish any of the Company's Proprietary Information (defined below), except as such disclosure, use or publication may be required in connection with my work for the Company, or unless an officer of the Company expressly authorizes such in writing. I will obtain Company's written approval before publishing or submitting for publication any material (written, verbal, or otherwise) that relates to my work at Company and/or incorporates any Proprietary Information. I hereby assign to the Company any rights I may have or acquire in such Proprietary Information and recognize that all Proprietary Information shall be the sole property of the Company and its assigns.

         1.2 PROPRIETARY INFORMATION. The term "PROPRIETARY INFORMATION" shall mean any and all confidential and/or proprietary knowledge, data or information of the Company. By way of illustration but not limitation, "PROPRIETARY INFORMATION" includes (a) tangible and intangible information relating to antibodies and other biological materials, cell lines, samples of assay components, media and/or cell lines and procedures and formulations for producing any such assay components, media and/or cell lines, formulations, products, processes, know-how, designs, drawings, formulas, methods, developmental or experimental work, clinical data, improvements, discoveries (hereinafter collectively referred to as "INVENTIONS"); (b) plans for research, new products, manufacturing, trade secrets, inventions, programs, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers; and (c) information regarding the skills and compensation of other employees of the Company. Notwithstanding the foregoing, it is understood that, at all such times, I am free to use information which is generally known in the trade or industry, which is not gained as result of a breach of this Agreement, and my own, skill, knowledge, know-how and experience to whatever extent and in whichever way I wish.

         1.3 THIRD PARTY INFORMATION. I understand, in addition, that the Company has received and in the future will receive from third parties confidential or proprietary information ("THIRD PARTY INFORMATION") subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the term of my employment and thereafter, I will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than Company personnel who need to know such information in connection with their work for the Company) or use, except in connection with my work for the Company, Third Party Information unless expressly authorized by an officer of the Company in writing.

         1.4 NO IMPROPER USE OF INFORMATION OF PRIOR EMPLOYERS AND OTHERS. During my employment by the Company I will not improperly use or disclose any confidential information or trade secrets, if any, of any former employer or any other person to whom I have an obligation of confidentiality, and I will not bring onto the premises of the Company any unpublished documents or any property belonging to any former employer or any other person to whom I have an obligation of confidentiality unless consented to in writing by that former employer or person. I will use in the performance of my duties only information which is generally known and used by persons with training and experience comparable to my own, which is common knowledge in the industry or otherwise legally in the public domain, or which is otherwise provided or developed by the Company.

2.       ASSIGNMENT OF INVENTIONS.



         2.1 PROPRIETARY RIGHTS. The term "PROPRIETARY RIGHTS" shall mean all trade secret, patent,





                                       1.

copyright, mask work and other intellectual property rights throughout the world.

         2.2 PRIOR INVENTIONS. Inventions, if any, patented or unpatented, which I made prior to the commencement of my employment with the Company are excluded from the scope of this Agreement. To preclude any possible uncertainty, I have set forth on Exhibit B (Previous Inventions) attached hereto a complete list of all Inventions that I have, alone or jointly with others, conceived, developed or reduced to practice or caused to be conceived, developed or reduced to practice prior to the commencement of my employment with the Company, that I consider to be my property or the property of third parties and that I wish to have excluded from the scope of this Agreement (collectively referred to as "PRIOR INVENTIONS"). If disclosure of any such Prior Invention would cause me to violate any prior confidentiality agreement, I understand that I am not to list such Prior Inventions in Exhibit B but am only to disclose a cursory name for each such invention, a listing of the party(ies) to whom it belongs and the fact that full disclosure as to such inventions has not been made for that reason. A space is provided on Exhibit B for such purpose. If no such disclosure is attached, I represent that there are no Prior Inventions. If, in the course of my employment with the Company, I incorporate a Prior Invention into a Company product, process or machine, the Company is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to make, have made, modify, use and sell such Prior Invention. Notwithstanding the foregoing, I agree that I will not incorporate, or permit to be incorporated, Prior Inventions in any Company Inventions without the Company's prior written consent.

         2.3 ASSIGNMENT OF INVENTIONS. Subject to Sections 2.4, and 2.6, I hereby assign and agree to assign in the future (when any such Inventions or Proprietary Rights are first reduced to practice or first fixed in a tangible medium, as applicable) to the Company all my right, title and interest in and to any and all Inventions (and all Proprietary Rights with respect thereto) whether or not patentable or registrable under copyright or similar statutes, made or conceived or reduced to practice or learned by me, either alone or jointly with others, during the period of my employment with the Company. Inventions assigned to the Company, or to a third party as directed by the Company pursuant to this Section 2, are hereinafter referred to as "COMPANY INVENTIONS."

         2.4 NONASSIGNABLE INVENTIONS. This Agreement does not apply to an Invention which qualifies fully as a nonassignable Invention under Section 2870 of the California Labor Code (hereinafter "SECTION 2870"). I have reviewed the notification on Exhibit A (Limited Exclusion Notification) and agree that my signature acknowledges receipt of the notification.

         2.5 OBLIGATION TO KEEP COMPANY INFORMED. During the period of my employment with the Company, I will promptly disclose to the Company fully and in writing all Inventions authored, conceived or reduced to practice by me, either alone or jointly with others. In addition, I will promptly disclose to the Company all patent applications filed by me or on my behalf prior to termination of employment. For a period of six (6) months following termination of my employment with the Company, I will promptly disclose to the Company fully and in writing all Inventions authored, conceived or reduced to practice by me, either alone or jointly with others, and all patent applications filed by me or on my behalf, which Inventions or patent applications directly relate to the field of my work at the Company at the time of termination or within three (3) years prior thereto. At the time of each such disclosure, I will advise the Company in writing of any Inventions that I believe fully qualify for protection under Section 2870; and I will at that time provide to the Company in writing all evidence necessary to substantiate that belief. The Company will keep in confidence and will not use for any purpose or disclose to third parties without my consent any confidential information disclosed in writing to the Company pursuant to this Agreement relating to Inventions that qualify fully for protection under the provisions of Section 2870. I will preserve the confidentiality of any Invention that does not fully qualify for protection under Section 2870.

         2.6 GOVERNMENT OR THIRD PARTY. I also agree to assign all my right, title and interest in and to any particular Invention to a third party, including without limitation the United States, as directed by the Company.

         2.7 WORKS FOR HIRE. I acknowledge that all original works of authorship which are made by me (solely or jointly with others) within the scope of my employment and which are protectable by copyright are "works made for hire," pursuant to United States Copyright Act (17 U.S.C., Section 101).





                                       2.

         2.8 ENFORCEMENT OF PROPRIETARY RIGHTS. I will assist the Company in every proper way to obtain, and from time to time enforce, United States and foreign Proprietary Rights relating to Company Inventions in any and all countries. To that end I will execute, verify and deliver such documents and perform such other acts (including appearances as a witness) as the Company may reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such Proprietary Rights and the assignment thereof.
In addition, I will execute, verify and deliver assignments of such Proprietary Rights to the Company or its designee. My obligation to assist the Company with respect to Proprietary Rights relating to such Company Inventions in any and all countries shall continue beyond the termination of my employment, but the Company shall compensate me at a reasonable rate after my termination for the time actually spent by me at the Company's request on such assistance.

         2.9 In the event the Company is unable for any reason, after reasonable effort, to secure my signature on any document needed in connection with the actions specified in the preceding paragraph, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, which appointment is coupled with an interest, to act for and in my behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of the preceding paragraph with the same legal force and effect as if executed by me. I hereby waive and quitclaim to the Company any and all claims, of any nature whatsoever, which I now or may hereafter have for infringement of any Proprietary Rights assigned hereunder to the Company.

3. RECORDS. I agree to keep and maintain adequate and current records (in the form of notes, sketches, drawings and in any other form that may be required by the Company) of all Proprietary Information developed by me and all Inventions made by me during the period of my employment at the Company, which records shall be available to and remain the sole property of the Company at all times.

4. ADDITIONAL ACTIVITIES. I agree that during the period of my employment by the Company I will not, without the Company's express written consent, engage in any employment or business activity which is competitive with, or would otherwise conflict with, my employment by the Company. I agree further that for the period of my employment by the Company and for one (l) year after the date of termination of my employment by the Company I will not induce any employee of the Company to leave the employ of the Company.

5. NO CONFLICTING OBLIGATION. I represent that my performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

6. RETURN OF COMPANY DOCUMENTS. When I leave the employ of the Company, I will deliver to the Company any and all drawings, notes, memoranda, specifications, devices, formulas, and documents, together with all copies thereof, and any other material containing or disclosing any Company Inventions, Third Party Information or Proprietary Information of the Company. I further agree that any property situated on the Company's premises and owned by the Company, including disks and other storage media, filing cabinets or other work areas, is subject to inspection by Company personnel at any time with or without notice. Prior to leaving, I will cooperate with the Company in completing and signing the Company's termination statement.

7. LEGAL AND EQUITABLE REMEDIES. Because my services are personal and unique and because I may have access to and become acquainted with the Proprietary Information of the Company, the Company shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief, without bond and without prejudice to any other rights and remedies that the Company may have for a breach of this Agreement.

8. NOTICES. Any notices required or permitted hereunder shall be given to the appropriate party at the address specified below or at such other address as the party shall specify in writing. Such notice shall be deemed given upon personal delivery to the appropriate address or if sent by certified or registered mail, three (3) days after the date of mailing.

9. NOTIFICATION OF NEW EMPLOYER. In the event that I leave the employ of the Company, I hereby consent to the notification of my new employer of my rights and obligations under this Agreement.

10.      GENERAL PROVISIONS.





                                       3.

         10.1 GOVERNING LAW; CONSENT TO PERSONAL JURISDICTION. This Agreement will be governed by and construed according to the laws of the State of California, as such laws are applied to agreements entered into and to be performed entirely within California between California residents. I hereby expressly consent to the personal jurisdiction of the state and federal courts located in San Diego County, California for any lawsuit filed there against me by Company arising from or related to this Agreement.

         10.2 SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

         10.3 SUCCESSORS AND ASSIGNS. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

         10.4 SURVIVAL. The provisions of this Agreement shall survive the termination of my employment and the assignment of this Agreement by the Company to any successor in interest or other assignee.

         10.5 EMPLOYMENT. I agree and understand that nothing in this Agreement shall confer any right with respect to continuation of employment by the Company, nor shall it interfere in any way with my right or the Company's right to terminate my employment at any time, with or without cause.

         10.6 WAIVER. No waiver by the Company of any breach of this Agreement shall be a waiver of any preceding or succeeding breach. No waiver by the Company of any right under this Agreement shall be construed as a waiver of any other right. The Company shall not be required to give notice to enforce strict adherence to all terms of this Agreement.

         10.7 ENTIRE AGREEMENT. The obligations pursuant to Sections 1 and 2 of this Agreement shall apply to any time during which I was previously employed, or am in the future employed, by the Company as a consultant if no other agreement governs nondisclosure and assignment of inventions during such period. This Agreement is the final, complete and exclusive agreement of the parties with respect to the subject matter hereof and supersedes and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

         This Agreement shall be effective as of the first day of my employment with the Company, namely: _____________, 19__.


         I HAVE READ THIS AGREEMENT CAREFULLY AND UNDERSTAND ITS TERMS. I HAVE COMPLETELY FILLED OUT EXHIBIT B TO THIS AGREEMENT.


Dated:____________________________


________________________________________________________
SIGNATURE

________________________________________________________
(PRINTED NAME)


ACCEPTED AND AGREED TO:

AURORA BIOSCIENCES CORPORATION


BY:_____________________________________________________

TITLE:__________________________________________________

________________________________________________________
(ADDRESS)

________________________________________________________





                                       4.

                                   EXHIBIT A

                         LIMITED EXCLUSION NOTIFICATION


         THIS IS TO NOTIFYyou in accordance with Section 2872 of the California Labor Code that the foregoing Agreement between you and the Company does not require you to assign or offer to assign to the Company any invention that you developed entirely on your own time without using the Company's equipment, supplies, facilities or trade secret information except for those inventions that either:

         (1) Relate at the time of conception or reduction to practice of the invention to the Company's business, or actual or demonstrably anticipated research or development of the Company;

         (2)     Result from any work performed by you for the Company.

         To the extent a provision in the foregoing Agreement purports to require you to assign an invention otherwise excluded from the preceding paragraph, the provision is against the public policy of this state and is unenforceable.

         This limited exclusion does not apply to any patent or invention covered by a contract between the Company and the United States or any of its agencies requiring full title to such patent or invention to be in the United States.

         I ACKNOWLEDGE RECEIPT of a copy of this notification.


                                        By:_____________________________________
                                                (Printed Name of Employee)

                                        Date:___________________________________
WITNESSED BY:


________________________________________________
Signature

________________________________________________
(Printed Name of Representative)

Dated:________________________________________________



                                      A-1.

                                   EXHIBIT B


TO:           AURORA BIOSCIENCES CORPORATION

FROM:  ___________________________

DATE:  ___________________________

SUBJECT:      PREVIOUS INVENTIONS

         1. Except as listed in Section 2 below, the following is a complete list of all inventions or improvements relevant to the subject matter of my employment by Aurora Biosciences Corporation (the "COMPANY") that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

       [ ]    No inventions or improvements.

       [ ]    See below:

              __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________


[ ]    Additional sheets attached.


         2. Due to a prior confidentiality agreement, I cannot complete the disclosure under Section 1 above with respect to inventions or improvements generally listed below, the proprietary rights and duty of confidentiality with respect to which I owe to the following party(ies):

       INVENTION OR IMPROVEMENT          PARTY(IES)                 RELATIONSHIP

1.     ___________________________       ____________________       ____________

2.     ___________________________       ____________________       ____________

3.     ___________________________       ____________________       ____________


[ ]    Additional sheets attached.
                                                  _________________________
                                                  (Name of Employee)



                                      B-1.

                                    EXHIBIT G

                    FORM OF LEGAL OPINION OF COMPANY COUNSEL

March 8, 1996


To the Purchasers listed on Schedule A
of that certain Preferred Stock Purchase Agreement of even date herewith referred to below

Ladies and Gentlemen:

We have acted as counsel for Aurora Biosciences Corporation, a Delaware corporation (the "Company"), in connection with the issuance and sale of 10,239,115 shares of Series A Preferred Stock, 555,555 shares of Series B Preferred Stock, and 750,000 shares of Series C Preferred Stock under the Preferred Stock Purchase Agreement dated March 8, 1996, among the Company and the purchasers listed on Schedule A thereto (the "Agreement"). We are rendering this opinion pursuant to Section 4.6 of the Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Agreement.

In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for the Company, (ii) receipt of a certificate executed by an officer of the Company covering such matters and (iii) such other investigation, if any, that we specifically set forth herein.

In rendering this opinion, we have assumed: the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Agreement, the Investors' Rights Agreement, the Management Rights Agreements and the Voting Agreement (collectively, the "Agreements")), where authorization, execution and delivery are prerequisites to the effectiveness of such documents. We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Agreements; that the Agreements are an obligation binding upon you; if you are a corporation or other entity, that you have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Agreements that would modify or interpret the terms of the Agreements or the respective rights or obligations of the parties thereunder.

To the Purchasers
March 8, 1996
Page Two




Our opinion is expressed only with respect to the federal laws of the United States of America, the General Corporation Law of the State of Delaware, and the laws of the State of California. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof.

With regard to our opinion in paragraph 4 below, we have examined and relied upon a certificate executed by an officer of the Company to the effect that the consideration for all outstanding shares of capital stock of the Company was received by the Company in accordance with the provisions of the applicable Board of Directors resolutions and any plan or agreement relating to the issuance of such shares, and we have undertaken no independent verification with respect thereto.

With regard to our opinion in paragraph 5 below with respect to material defaults under any material agreement known to us, we have relied solely upon
(i) inquiries of officers of the Company, (ii) a list supplied to us by the Company, a copy of which is attached hereto, of material agreements to which the Company is a party or by which it is bound and (iii) an examination of the items on the aforementioned list; we have made no further investigation.

On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:


        1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

        2. The Company has the requisite corporate power to own or lease its property and assets, to conduct its business as it is currently being conducted and to execute and perform the Agreements, is qualified as a foreign corporation to do business in California and, to the best of our knowledge, is not required to qualify as a foreign corporation to do business in any other jurisdiction in the United States.


        3. The Agreements have been duly and validly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity under section 1.10 of the Investors' Rights Agreement may be limited by applicable laws and except as enforcement of the Agreements may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

To the Purchasers
March 8, 1996
Page Three






        4. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, of which 2,508,500 shares are issued and outstanding immediately prior to the First Closing, and 25,000,000 shares of Preferred Stock, of which 10,500,000 are designated Series A Preferred Stock, 600,000 are designated Series B Preferred Stock, and 800,000 are designated Series C Preferred Stock, none of which will be issued and outstanding immediately prior to the First Closing. No other shares of capital stock or other securities of the Company are outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The Shares have the rights, preferences and privileges set forth in the Restated Certificate. The Shares have been duly authorized, and upon issuance and delivery against payment therefor in accordance with the terms of the Agreement, the Shares will be validly issued, outstanding, fully paid and nonassessable, provided, however, that the Shares (and the Common Stock issuable upon conversion of the Shares) are subject to a right of first refusal as set forth in Section 45 of the Company's Bylaws, and may be subject to restrictions on transfer under state and/or federal securities laws. The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, will be validly issued, outstanding, fully paid and nonassessable. To the best of our knowledge, (a) there are no options, warrants, conversion privileges, preemptive rights or other rights presently outstanding to purchase any of the authorized but unissued capital stock of the Company, other than as disclosed in the Agreement or on Exhibit B thereto, and
(b) other than as disclosed in the Agreement or Exhibit B thereto, there is no commitment by the Company to issue shares, warrants, options, convertible securities or such other rights. Neither the issuance, sale or delivery of the Shares nor the issuance or delivery of the shares of Common Stock issuable upon conversion of the Shares is subject to any preemptive right of stockholders of the Company arising under law or the Restated Certificate or Bylaws of the Company or, to our knowledge, to any contractual right of first refusal or other similar right in favor of any person under any agreement on the list attached hereto which has not been waived. To our knowledge, the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein.

        5. The execution and delivery of the Agreements by the Company, the performance by the Company of its obligations thereunder and the issuance of the Shares pursuant thereto (and the issuance of shares of Common Stock upon conversion of the Shares (assuming conversion of the Shares by the Purchasers as of the date hereof)) do not violate any provision of the Company's Restated Certificate of Incorporation or Bylaws, and do not constitute a material default under the provisions of any material agreement known to us to which the Company is a party or by which it is bound, and do not violate or contravene
(a) any governmental statute, rule or regulation applicable to the Company or
(b) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware, the violation or

To the Purchasers
March 8, 1996
Page Four






contravention of which would materially and adversely affect the Company, its assets, financial condition or operations or impair the Company's ability to execute and perform the Agreements.

        6. To the best of our knowledge, there is no action, proceeding or investigation pending or overtly threatened against the Company before any court, administrative agency or other governmental instrumentality that questions the validity of the Agreements or might result, either individually or in the aggregate, in any material adverse change in the assets, financial condition, or operations of the Company.

        7. All consents, approvals, authorizations, or orders of, and filings, registrations, and qualifications with any regulatory authority or governmental body in the United States required for the consummation by the Company of the transactions contemplated by the Agreements (including issuance of the Shares and issuance of the shares of Common Stock upon conversion of the Shares (assuming conversion of the Shares by the Purchasers as of the date hereof)), have been made or obtained, except (a) for the filing of a Notice of Transaction Pursuant To Section 25102(f) of the California Corporate Securities Law of 1968, and (b) for the filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

        8. The offer and sale of the Shares is, and the issuance of the shares of Common Stock upon conversion of the Shares (assuming conversion of the Shares by the Purchasers as of the date hereof) will be, exempt from the registration requirements of the Securities Act of 1933, as amended.

This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.

Very truly yours,

COOLEY GODWARD CASTRO
HUDDLESON & TATUM



By:_______________________________
    Thomas A. Coll


TAC:flm
35939 v4/SD